                                PROFILE  of  the
                               OVERTURE  ACCENT!
                          Variable  Annuity  Contract

                                  May 1, 1999

 This profile summarizes important points you should consider before purchasing this policy.
  The policy is more fully described in the prospectus which accompanies this profile.
                     Please read the prospectus carefully.

1. THE ANNUITY CONTRACT
     The variable annuity policy offered by Ameritas Variable Life Insurance Company (AVLIC) is a policy between you, the owner, and AVLIC, an insurance company. The Policy provides a means for investing on a tax-deferred basis in 26 investment subaccounts and a Fixed Account of AVLIC. The Policy is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.
     This Policy offers 26 subaccounts which are listed below. These subaccounts are designed to offer a better return than the Fixed Account, however, this is NOT guaranteed. You can also lose your money.
     The Fixed Account offers an interest rate guaranteed by the insurance company, AVLIC. This interest rate is set as declared effective for the month of issue, and is guaranteed for the remainder of the Policy Year. In subsequent Policy Years, amounts in the Fixed Account earn interest at the rate declared in the month of the last Policy anniversary. While your money is in the Fixed Account, your principal and all interest earned is guaranteed by AVLIC.
     You can put money into any or all of the subaccounts and the Fixed Account. You can transfer between subaccounts up to 15 times a year without charge. After 15 transfers, the charge is $10 for each additional transfer. There are restrictions on the Fixed Account.
     The Policy, like all deferred annuity policies, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Policy.
     The money you can accumulate during the accumulation phase will determine the income payments during the income phase.

2. ANNUITY PAYMENTS
   (THE INCOME PHASE)
     If you want to receive regular income from your annuity, you can choose one of five options: (1) monthly payments of interest only; (2) monthly payments for a fixed amount until depleted; (3) monthly payments for a certain period up to 20 years (as you select); (4) monthly payments for your life (assuming you are the annuitant) that may include a guaranteed period; and (5) monthly payments for your life and for the life of another person (usually your spouse). The annuity options are fixed only. Once you begin receiving regular payments, you cannot change your payment plan.

3. PURCHASE
     You can buy this Policy with $25,000 or more under most circumstances. Your registered representative can help you fill out the proper forms. You can add $1,000 or more any time during the accumulation phase.

4. INVESTMENT OPTIONS
     Besides the Fixed Account, you can put your money in any or all of these Subaccounts which invest in Portfolios described in the fund prospectuses. Depending upon market conditions, you can make or lose money in any of these Subaccounts.

          MANAGED BY                 MANAGED BY
     FIDELITY MANAGEMENT             FRED ALGER
      & RESEARCH COMPANY          MANAGEMENT, INC.
     -------------------          ----------------
VIP(1)Money Market               Alger American:
VIP Equity-Income: Service        Growth
Class                             Income and Growth
VIP Growth: Service Class         Small
VIP High Income: Service Class   Capitalization
VIP Overseas: Service Class       Balanced
VIP II(2) Asset Manager:          MidCap Growth
 Service Class                    Leveraged AllCap
VIP II Investment Grade Bond
VIP II Asset Manager: Growth:
 Service Class
VIP II Index 500
VIP II Contrafund: Service
Class

(1) Variable Insurance Products Fund

(2) Variable Insurance Products Fund II

                                      MANAGED BY
          MANAGED BY                MORGAN STANLEY
        MASSACHUSETTS           DEAN WITTER INVESTMENT
    FINANCIAL SERVICES CO.         MANAGEMENT INC.
    ----------------------      ----------------------
Emerging Growth                 Emerging Markets
Utilities                       Equity
Global Governments              Global Equity
Research                        International
Growth With Income              Magnum
                                Asian Equity
                                U.S. Real Estate

                                       I

5. EXPENSES
     The Policy has insurance features and investment features, and there are costs related to each.
     AVLIC currently does not deduct a policy fee each year from your Policy (guaranteed to be no more than $40 per year). AVLIC deducts insurance charges of an annualized .95% of the daily value of your Policy. Investment charges range from .28% to 1.95% of the average daily value of the Subaccounts depending upon the Subaccounts.
     If you take your money out, AVLIC may assess a charge of up to 8% of the amount you withdraw. If required by state law, AVLIC will assess a state premium tax charge at the time of premium receipt or when you make a complete withdrawal or begin receiving regular income payments. State premium tax ranges from 0% to 3.5%, depending upon the state.
     The following chart is to help you understand the charges in the Policy. The column "Total Annual Charges" shows the total of the .95% insurance charges and the investment charge for each Subaccount. The next two columns show you examples of the charges, in dollars, you would pay on a $1,000 investment in a Policy that earns 5% annually if you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the Contingent Deferred Sales Charge. For year 10, the example shows the aggregate of all the annual charges assessed for the first 10 years, but there is no withdrawal charge.

                                POLICY EXPENSES
     The premium tax is assumed to be 0% in both examples.

                                                                           TOTAL ANNUAL                     EXAMPLES:
                                                                            PORTFOLIO                      TOTAL ANNUAL
                                                          TOTAL ANNUAL       CHARGES         TOTAL     EXPENSES AT END OF:
                                                           INSURANCE      (REFLECTS ANY     ANNUAL     --------------------
                SUBACCOUNT MANAGED BY                       CHARGES       REIMBURSEMENT)    CHARGES    1 YEAR      10 YEARS
                ---------------------                     ------------    --------------    -------    ------      --------
Fidelity Management & Research Company
    VIP Money Market                                          .95%            0.30%          1.25%      $ 93         $148
    VIP Equity-Income: Service Class                          .95%            0.67%          1.62%      $ 96         $189
    VIP Growth: Service Class                                 .95%            0.75%          1.70%      $ 97         $198
    VIP High Income: Service Class                            .95%            0.82%          1.77%      $ 98         $205
    VIP Overseas: Service Class                               .95%            0.97%          1.92%      $ 99         $221
    VIP II Asset Manager: Service Class                       .95%            0.77%          1.72%      $ 97         $200
    VIP II Investment Grade Bond                              .95%            0.57%          1.52%      $ 95         $178
    VIP II Asset Manager: Growth: Service Class               .95%            0.88%          1.83%      $ 98         $211
    VIP II Index 500                                          .95%            0.28%          1.23%      $ 92         $146
    VIP II Contrafund: Service Class                          .95%            0.75%          1.70%      $ 97         $198
Fred Alger Management, Inc.
  Alger American:
    Growth                                                    .95%            0.79%          1.74%      $ 97         $202
    Income and Growth                                         .95%            0.70%          1.65%      $ 97         $192
    Small Capitalization                                      .95%            0.89%          1.84%      $ 98         $212
    Balanced                                                  .95%            0.92%          1.87%      $ 99         $216
    MidCap Growth                                             .95%            0.84%          1.79%      $ 98         $207
    Leveraged AllCap                                          .95%            0.96%          1.91%      $ 99         $220
Massachusetts Financial Services Company
    Emerging Growth                                           .95%            0.85%          1.80%      $ 98         $208
    Utilities                                                 .95%            1.01%          1.96%      $100         $225
    Global Governments                                        .95%            1.00%          1.95%      $100         $224
    Research                                                  .95%            0.86%          1.81%      $ 98         $209
    Growth With Income                                        .95%            0.88%          1.83%      $ 98         $211
Morgan Stanley Dean Witter Investment Management Inc.
    Emerging Markets Equity                                   .95%            1.95%          2.90%      $109         $319
    Global Equity                                             .95%            1.15%          2.10%      $101         $240
    International Magnum                                      .95%            1.15%          2.10%      $101         $240
    Asian Equity                                              .95%            1.21%          2.16%      $102         $246
    U.S. Real Estate                                          .95%            1.10%          2.05%      $101         $234
    For more detailed information, see the Fee Table in the prospectus.

                                       II

6. TAXES
     Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income.

7. ACCESS TO YOUR MONEY
     You can take money out anytime during the accumulation phase. You can take the greater of 10% of the accumulation value or that portion of the Accumulation Value that exceeds the total premiums deposited each year without a charge. Withdrawals more than that may be charged up to 8% of each withdrawal. After AVLIC has had a payment for 9 years, there is no charge for withdrawal of that payment. Of course, you may have to pay income tax and a tax penalty on any money you take out. Each payment you add to your Policy has its own 9 year charge period.

8. PERFORMANCE
     The value of the Policy will vary up or down depending upon the investment performance of the Subaccounts you choose. The Policy has been offered since June 1, 1998. The following chart shows historical total returns for each Subaccount for the periods shown, as if the Policy had been in force since the Portfolio was added to the Separate Account. Fidelity Service Class performance is based upon Initial Class performance. Results reflect Initial Class Expenses for periods prior to November 3, 1997; and Service Class Expenses (including 12b-1 Expense) for periods after November 2, 1997. These numbers reflect the insurance charges, the Policy maintenance charge, the investment charges and all other expenses of the Subaccount. These numbers do not reflect the Contingent Deferred Sales Charge. This charge, if reflected, would have the effect of reducing performance. The chart is based upon an assumed average contract size of $60,000. Past performance is not a guarantee of future results.

                             HISTORICAL PERFORMANCE

       SUBACCOUNT MANAGED BY:          1998      1997     1996     1995     1994     1993     1992      1991     1990      1989
       ----------------------          ----      ----     ----     ----     ----     ----     ----      ----     ----      ----
Fidelity Management & Research Company
  VIP Money Market                      4.49%    4.36%    4.40%    4.82%    3.29%    2.27%     2.90%    5.13%     7.07%    8.15%
  VIP Equity-Income: Service Class     10.48%   26.84%   13.19%   33.82%    6.05%   17.18%    15.78%   30.17%   -16.09%   16.24%
  VIP Growth: Service Class            38.04%   22.28%   13.61%   34.09%   -0.96%   18.24%     8.28%   44.14%   -12.57%   30.28%
  VIP High Income: Service Class       -5.34%   16.47%   11.92%   19.58%   -2.66%   19.26%    22.00%   33.80%    -3.18%   -5.09%
  VIP Overseas: Service Class          11.56%   10.38%   11.56%    9.00%    0.32%   36.05%   -11.57%    6.98%    -2.60%   25.09%
  VIP II Asset Manager: Service
    Class                              13.70%   19.38%   13.51%   15.85%   -6.98%   20.09%    10.65%   21.40%     5.71%       --
  VIP II Investment Grade Bond          7.80%    8.03%    2.20%   16.22%   -4.66%    9.89%     5.64%       --        --       --
  VIP II Asset Manager:
    Growth: Service Class              15.97%   23.81%   18.89%       --       --       --        --       --        --       --
  VIP II Index 500                     27.10%   31.44%   21.65%       --       --       --        --       --        --       --
  VIP II Contrafund: Service Class     28.66%   22.91%   20.07%       --       --       --        --       --        --       --
Fred Alger Management, Inc.
Alger American:
  Growth                               46.68%   24.56%   12.27%   35.08%    0.49%   21.31%        --       --        --       --
  Income and Growth                    31.14%   35.00%   18.54%   33.86%   -9.15%    9.30%        --       --        --       --
  Small Capitalization                 14.44%   10.34%    3.19%   42.95%   -5.28%   12.21%        --       --        --       --
  Balanced                             30.27%   18.68%    9.12%   27.41%   -5.17%       --        --       --        --       --
  MidCap Growth                        29.07%   13.92%   10.83%   43.09%   -2.47%       --        --       --        --       --
  Leveraged AllCap                     56.34%   18.55%   11.00%       --       --       --        --       --        --       --
Massachusetts Financial Services Company
  Emerging Growth                      32.90%   20.75%   15.91%       --       --       --        --       --        --       --
  Utilities                            16.96%   30.46%   17.38%       --       --       --        --       --        --       --
  Global Governments                    6.88%   -2.06%    3.04%       --       --       --        --       --        --       --
  Research                             22.22%       --       --       --       --       --        --       --        --       --
  Growth With Income                   21.17%       --       --       --       --       --        --       --        --       --
Morgan Stanley Dean Witter Investment Management Inc.
  Emerging Markets Equity             -24.93%       --       --       --       --       --        --       --        --       --
  Global Equity                        12.40%       --       --       --       --       --        --       --        --       --
  International Magnum                  7.56%       --       --       --       --       --        --       --        --       --
  Asian Equity                         -7.94%       --       --       --       --       --        --       --        --       --
  U.S. Real Estate                    -12.89%       --       --       --       --       --        --       --        --       --

                                       III

9. DEATH BENEFIT
     If you die before reaching the income phase, the person you have chosen as your beneficiary will receive a death benefit. This death benefit will be the greater of: (1) the money you have put in, less any money you have taken out, or
(2) the current value of your Policy. If available, the death benefit may be the value of your Policy at the most recent 7th-year-anniversary, plus any money you have added since that anniversary, minus any money you have taken out since that anniversary, and the related withdrawal charges, with adjustments.

10. OTHER INFORMATION
     FREE LOOK. You may cancel the policy within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your Policy is worth on the day we receive your returned policy. This may be more or less than your original payment. If law requires us to return your original payment, we will put your money in the Money Market Subaccount during the free-look period and return your original payment.

     NO PROBATE. Usually, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

     WHO SHOULD PURCHASE THE POLICY? This Policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You would not buy this Policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

ADDITIONAL OPTIONAL FEATURES.
This Policy has additional features that might interest you. These include:

     - You can arrange to have money automatically sent to you each month while your Policy is still in the accumulation phase. Of course, you must pay taxes on money you receive. We call this feature SYSTEMATIC WITHDRAWAL OPTION.

     - You can arrange to have a regular amount of money automatically invested in Subaccounts each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. We call this feature DOLLAR COST AVERAGING.

     - You can arrange to have AVLIC automatically readjust the money between Subaccounts periodically to keep the blend you select. We call this feature PORTFOLIO REBALANCING.

     - You can arrange to have AVLIC periodically reallocate the earnings (not the principal amount) among the Subaccounts. We call this feature EARNINGS SWEEP.

     These features are not available in all states and may not be suitable for your particular situation.

11. INQUIRIES
     If you need more information, please contact us at:

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
                                   ---------------------------------------------
                                        Ameritas Variable Life Insurance Company
                                                                 5900 "O" Street
                                                               Lincoln, NE 68510
                                                                    800-745-1112

                                       IV

PROSPECTUS
                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
OVERTURE ACCENT!                                 5900 "O" Street, P.O. Box 82550

FLEXIBLE PREMIUM VARIABLE ANNUITY                              Lincoln, NE 68501
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable annuity policy contract ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy provides a vehicle for individuals to invest on a tax-deferred basis for retirement savings or other long-term purposes.

The Policy controls the rights and benefits you have. You may purchase a policy for $25,000 or more. Minimum additional subsequent premiums may be $1,000 or more; smaller amounts may be accepted by automatic bank draft or at the discretion of AVLIC.

You may direct that premiums accumulate on a variable basis in one or more of the 26 Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 ("Separate Account VA-2") or on a fixed basis in the Fixed Account, or on a combination variable and fixed basis. Separate Account VA-2 uses its assets to purchase shares in one or more of the following Portfolios of mutual funds:

Variable Insurance Products Fund ("VIP")*        Variable Insurance Products Funds II ("VIP
  Money Market                                     II")*
  Equity-Income: Service Class                     Asset Manager: Service Class
  Growth: Service Class                            Investment Grade Bond
  High Income: Service Class                       Asset Manager: Growth: Service Class
  Overseas: Service Class                          Index 500
                                                   Contrafund: Service Class

* VIP and VIP II are collectively referred to as "Fidelity Funds"

The Alger American Fund                MFS Variable Insurance         Morgan Stanley Dean Witter
("Alger American Fund")                Trust ("MFS Trust")            Universal Funds, Inc.
  Alger American Growth                Emerging Growth                ("MSDW Universal Funds" or
  Alger American Income and Growth       Utilities                    "MSDW")
  Alger American Small Capitalization    Global Governments           Emerging Markets Equity
  Alger American Balanced                Research                     Global Equity
  Alger American MidCap Growth           Growth With Income           International Magnum
  Alger American Leveraged AllCap                                     Asian Equity
                                                                      U.S. Real Estate

The Owner bears the entire investment risk for monies placed in Separate Account VA-2 under this Policy prior to the Annuity Date.

This prospectus contains information you should know before investing. A Statement of Additional Information, which has the same date as this prospectus, has been filed with the Securities and Exchange Commission; it is incorporated herein by reference and is available free by writing AVLIC at the address above or by calling a Client Service Representative at 1-800-745-1112. The table of contents of the Statement of Additional Information appears at the end of this prospectus.

Prospectuses for the mutual fund options identified above can be obtained without charge by calling 1-800-745-1112.

Read the prospectuses carefully and retain then for future reference.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AUTHORITY HAS APPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

                                  May 1, 1999

                                    ACCENT!

TABLE OF CONTENTS

                                                                PAGE
DEFINITIONS.................................................      3
FEE TABLE...................................................      5
CONDENSED FINANCIAL INFORMATION.............................     11
PERFORMANCE DATA............................................     12
YEAR 2000...................................................     12
AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS...................     13
       Ameritas Variable Life Insurance Company.............     13
       The Separate Account.................................     13
       The Funds............................................     14
       Addition, Deletion or Substitution of Investments....     15
THE FIXED ACCOUNT...........................................     16
POLICY FEATURES.............................................     16
       Control of the Policy................................     16
       Policy Purchase and Premium Payment..................     16
       Allocation of Premium................................     17
       Accumulation Value...................................     17
       Transfers Among the Portfolios and the Fixed
       Account..............................................     18
       Systematic Programs..................................     18
       Withdrawals and Surrenders...........................     19
       Free Look Privilege..................................     19
CHARGES AND DEDUCTIONS......................................     20
       Administrative Charges...............................     20
       Mortality and Expense Risk Charge....................     20
       Contingent Deferred Sales Charge.....................     21
       Tax Charges..........................................     21
       Fund Investment Advisory Fees and Expenses...........     22
ANNUITY PERIOD..............................................     22
       Annuity Date.........................................     22
       Annuity Income Options...............................     22
FEDERAL TAX MATTERS.........................................     23
       Introduction.........................................     23
       Taxation of Annuities in General.....................     23
GENERAL PROVISIONS..........................................     25
       Annuitant's Beneficiary..............................     25
       Death of Annuitant...................................     26
       Guaranteed Minimum Death Benefit (GMDB) Rider........     26
       Death of Owner.......................................     27
       Deferment of Payment.................................     27
       Contestability.......................................     27
       Misstatement of Age or Sex...........................     27
       Reports and Records..................................     27
DISTRIBUTION OF THE POLICIES................................     28
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................     28
THIRD PARTY SERVICES........................................     28
VOTING RIGHTS...............................................     28
LEGAL PROCEEDINGS...........................................     29
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION...............................................     29

The Policy, certain provisions, and certain Portfolios are not available in all
                                    States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON MAY MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

                                    ACCENT!

DEFINITIONS

ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the Annuity Date. Similar, though not identical, to a share owned in a mutual fund account.

ACCUMULATION UNIT PRICE - The value of each Accumulation Unit is calculated each Valuation Period. Similar, though not identical, to the share price (net asset value) of a mutual fund.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the Annuity Date. On the Issue Date, the Accumulation Value is equal to the initial premium, less any premium tax, plus any interest credited based on the Money Market Portfolio value as of the Policy Date.

ANNUITANT - The person upon whose life expectancy the Policy is written. The Annuitant may also be the Owner of the Policy.

ANNUITANT'S BENEFICIARY - The person who will receive any benefits paid upon the Annuitant's death.

ANNUITY DATE - The date on which Annuity Payments begin.

ANNUITY INCOME OPTION - One of several ways in which Annuity Payments may be made.

ANNUITY PAYMENT - One of a series of payments paid to the Annuitant under an Annuity Income Option.

AVLIC - ("we, us, our") Ameritas Variable Life Insurance Company, a Nebraska stock life insurance company.

CASH SURRENDER VALUE - The amount available for full or partial withdrawal, which is the Accumulation Value less any Contingent Deferred Sales Charge, any applicable premium taxes and, in the case of a full withdrawal, less the annual policy fee.

CONTINGENT DEFERRED SALES CHARGE - The charge assessed upon certain withdrawals and annuitizations to cover certain expenses relating to the sale of the Policies.

DEATH BENEFIT - The greater of the Accumulation Value or the premium payments made, less withdrawals, or the Guaranteed Minimum Death Benefit, if applicable.

EFFECTIVE DATE - The Valuation Date on which premiums are applied to purchase a Policy.

FIXED ACCOUNT - A part of AVLIC's general account to which all or a portion of premiums may be allocated for accumulation at fixed rates of interest.

FUNDS - Fidelity Funds, Alger American Funds, MFS Trust, and MSDW Universal Funds are the Funds available for investment as of the date of this prospectus. The Funds have one or more Portfolios; each Portfolio corresponds to one of the Subaccounts of Separate Account VA-2.

ISSUE DATE - The date all financial, contractual and administrative requirements have been met to issue the Policy. The free look period begins on this date.

NET PREMIUM - The Premium Payment less the premium tax (if imposed by the state in which the Policy is delivered).

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - ("you, your") The person or entity in whose name the Policy is issued (or as subsequently changed) who has the privileges stated in the Policy, including the right to make allocations or change beneficiaries. If a Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

OWNER'S DESIGNATED BENEFICIARY - The person designated by the Owner to whom Policy ownership passes upon the Owner's death.

POLICY - The variable annuity contract offered by AVLIC and described in this prospectus.

POLICY DATE - This date is determined on the Issue Date. It is the date within two days after AVLIC received the application and initial premium. The date is used to determine Policy anniversary dates and Policy Years.

                                    ACCENT!

POLICY YEAR - The period from one Policy anniversary date until the next Policy anniversary date.

PORTFOLIO - One of the separate investment Portfolios of the Funds in which the Separate Account invests. Each Portfolio is a Subaccount of Separate Account VA-2. In this Separate Account VA-2, VIP offers the following portfolios: Money Market, Equity-Income: Service Class, Growth: Service Class, High Income:
Service Class and Overseas: Service Class. VIP II offers the following portfolios: Asset Manager: Service Class, Investment Grade Bond, Asset Manager:
Growth: Service Class, Index 500, and Contrafund: Service Class. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap. The MFS Trust offers the following portfolios or series in connection with this
Policy: MFS Emerging Growth, MFS Utilities, MFS Global Governments, MFS Research and MFS Growth With Income. The MSDW Universal Funds offers the following portfolios in connection with the Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate. In this prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

PREMIUM PAYMENT - An amount paid to purchase a Policy or to increase the investment in the Policy.

QUALIFIED POLICIES - Policies owned inside certain qualified plans, as defined under applicable tax laws, such as IRAs and Pension Trusts.

SATISFACTORY PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the claim.

SEPARATE ACCOUNT - Ameritas Variable Life Insurance Company Separate Account VA-2, an account established by AVLIC to receive and invest premiums paid under the Policy. Assets in the Separate Account are segregated from the general assets of AVLIC.

SUBACCOUNT - A subdivision of the Separate Account which invests in shares of a specified Portfolio of the Funds.

VALUATION DATE - Each day that the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of trading on the NYSE on one Valuation Date and ending at the close of trading on the next Valuation Date.

                                    ACCENT!

FEE TABLE

The following illustrates the expenses you will bear as owner, excluding possible state premium taxes. For a complete discussion of expenses, see the section on Charges and Deductions and the Funds' prospectuses.

OWNER TRANSACTION EXPENSES

     Sales Load Imposed ................................................... None
     Contingent Deferred Sales Charge - on premiums paid only (Maximum) ..... 8%

        YEAR            %
  1..................    8
  2..................    8
  3..................    8
  4..................    7
  5..................    7

        YEAR            %
  6..................    6
  7..................    5
  8..................    4
  9..................    2
 10..................    0

     Transfer Fee (after 15 free transfers per Policy year) ................ $10

     ANNUAL POLICY FEE (maximum of $40) ..................................... $0

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
     Mortality and Expense Risk Fees (M&E) ............................... 0.80%
     Daily Administrative Fee (as a percentage of average account value) .............................................................. 0.15%
     Total Separate Account Annual Expenses .............................. 0.95%

                                    ACCENT!

FUND EXPENSE SUMMARY

Fee information about the Funds was provided to AVLIC by the Funds. AVLIC has not independently verified such information. The amount of expenses borne by each Portfolio for the fiscal year ended December 31, 1998, was as follows:

--------------------------------------------------------------------------------------------------------------
           PORTFOLIO                INVESTMENT ADVISORY     12B-1      OTHER      TOTAL
                                       & MANAGEMENT        EXPENSE    EXPENSES                  TOTAL
                                                                                             (Reflecting
                                                                                           waivers and/or
                                                                                           reimbursements,
                                                                                               if any)
--------------------------------------------------------------------------------------------------------------
 FIDELITY FUNDS
 VIP Money Market                           .20%              --        .10%       .30%          .30%
 VIP Equity-Income:
   Service Class                            .49%            .10%        .09%       .68%          .67%(1)
 VIP Growth:
   Service Class                            .59%            .10%        .11%       .80%          .75%(1)
 VIP High Income:
   Service Class                            .58%            .10%        .14%       .82%          .82%
 VIP Overseas:
   Service Class                            .74%            .10%        .17%      1.01%          .97%(1)
 VIP II Asset Manager:
   Service Class                            .54%            .10%        .14%       .78%          .77%(1)
 VIP II Investment Grade Bond               .43%              --        .14%       .57%          .57%
 VIP II Asset Manager: Growth:
   Service Class                            .59%            .10%        .20%       .89%          .88%(1)
 VIP II Index 500                           .24%                        .11%       .35%          .28%(1)
 VIP II Contrafund:
   Service Class                            .59%            .10%        .11%       .80%          .75%(1)

 ALGER AMERICAN FUND(3)
 Growth                                     .75%              --        .04%       .79%          .79%
 Income and Growth                          .625%             --        .075%      .70%          .70%
 Small Capitalization                       .85%              --        .04%       .89%          .89%
 Balanced                                   .75%              --        .17%       .92%          .92%
 MidCap Growth                              .80%              --        .04%       .84%          .84%
 Leveraged AllCap                           .85%              --        .11%       .96%          .96%

 MFS TRUST
 Emerging Growth                            .75%               --       .10%(3)    .85%          .85%
 Utilities                                  .75%              --        .26%(3)   1.01%         1.01%
 Global Governments                         .75%              --        .36%(3)   1.11%         1.00%(4)
 Research                                   .75%              --        .11%(3)    .86%          .86%
 Growth With Income                         .75%              --        .13%(3)    .88%          .88%

 MSDW UNIVERSAL FUNDS
 Emerging Markets Equity                   1.25%              --       2.20%      3.45%         1.95%(5)
 Global Equity                              .80%              --        .83%      1.63%         1.15%(5)
 International Magnum                       .80%              --       1.00%      1.80%         1.15%(5)
 Asian Equity                               .80%              --       2.00%      2.80%         1.21%(5)
 U.S. Real Estate                           .80%              --        .93%      1.73%         1.10%(5)
--------------------------------------------------------------------------------------------------------------

(1) A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, certain Funds, or Fidelity on behalf of certain Funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. The total operating expenses, after reimbursement for Index 500 Portfolio, reflect these reductions.
(2) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and

                                    ACCENT!

     extraordinary expenses) exceed respectively: Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged AllCap, and the Alger American Growth, 1.50%. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.
(3) Each MFS Trust series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the series.
(4) MFS has agreed to bear expenses for the Global Governments Series, subject to reimbursement by the series, such that the series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. The Emerging Growth Series, the Utilities Series, the Research Series, and the Growth With Income Series have no such limitation. The payments made by MFS on behalf of the Global Governments Series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursement expenses by MFS, or December 31, 2004.
(5) For the fiscal year ended December 31, 1998 portfolio expenses were voluntarily reduced by the Fund's investment adviser. After reduction, the total expenses were as stated.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a Portfolio, if a reimbursement occurs, it has the effect of lowering the Portfolio's expense ratio and increasing its total return.

                                    ACCENT!

--------------------------------------------------------------------------------

EXAMPLE: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a hypothetical $1,000 allocation to each Portfolio, assuming a 5% annual return on assets. The example reflects expenses of Separate Account VA-2 and the Portfolio, but does not reflect premium taxes which may apply.


                                                 1 YEAR         3 YEARS         5 YEARS         10 YEARS
                                                  ----           ----            ----             ----
    VIP Money Market                              $ 93           $119            $137             $148
    VIP Equity-Income: Service Class              $ 96           $130            $157             $189
    VIP Growth: Service Class                     $ 97           $133            $161             $198
    VIP High Income: Service Class                $ 98           $135            $164             $205
    VIP Overseas: Service Class                   $ 99           $139            $172             $221
    VIP II Asset Manager: Service Class           $ 97           $133            $162             $200
    VIP II Investment Grade Bond                  $ 95           $127            $151             $178
    VIP II Asset Manager: Growth: Service Class   $ 98           $137            $167             $211
    VIP II Index 500                              $ 92           $118            $136             $146
    VIP II Contrafund: Service Class              $ 97           $133            $161             $198
    Alger American Growth                         $ 97           $134            $163             $202
    Alger American Income and Growth              $ 97           $131            $158             $192
    Alger American Small Capitalization           $ 98           $137            $168             $212
    Alger American Balanced                       $ 99           $138            $170             $216
    Alger American MidCap Growth                  $ 98           $135            $165             $207
    Alger American Leveraged AllCap               $ 99           $139            $172             $220
    MFS Emerging Growth                           $ 98           $136            $166             $208
    MFS Utilities                                 $100           $141            $174             $225
    MFS Global Governments                        $100           $140            $174             $224
    MFS Research                                  $ 98           $136            $166             $209
    MFS Growth With Income                        $ 98           $137            $167             $211
    MSDW Emerging Markets Equity                  $109           $169            $221             $319
    MSDW Global Equity                            $101           $145            $181             $240
    MSDW International Magnum                     $101           $145            $181             $240
    MSDW Asian Equity                             $102           $147            $184             $246
    MSDW U.S. Real Estate                         $101           $143            $179             $234
------------------------------------------------------------------------------------------------------------

                                    ACCENT!

--------------------------------------------------------------------------------

EXAMPLE: If you annuitize your contract at the end of the applicable time period you would pay the following expenses on a hypothetical $1,000 allocation to each Portfolio, assuming 5% annual return on assets. The example reflects expenses of Separate Account VA-2 and the Portfolio, but does not reflect premium taxes which may apply.


                                                 1 YEAR         3 YEARS         5 YEARS         10 YEARS
                                                  ----            ---            ----             ----
    VIP Money Market                              $ 93            $39            $ 67             $148
    VIP Equity-Income: Service Class              $ 96            $50            $ 87             $189
    VIP Growth: Service Class                     $ 97            $53            $ 91             $198
    VIP High Income: Service Class                $ 98            $55            $ 94             $205
    VIP Overseas: Service Class                   $ 99            $59            $102             $221
    VIP II Asset Manager: Service Class           $ 97            $53            $ 92             $200
    VIP II Investment Grade Bond                  $ 95            $47            $ 81             $178
    VIP II Asset Manager: Growth: Service Class   $ 98            $57            $ 97             $211
    VIP II Index 500                              $ 92            $38            $ 66             $146
    VIP II Contrafund: Service Class              $ 97            $53            $ 91             $198
    Alger American Growth                         $ 97            $54            $ 93             $202
    Alger American Income and Growth              $ 97            $51            $ 88             $192
    Alger American Small Capitalization           $ 98            $57            $ 98             $212
    Alger American Balanced                       $ 99            $58            $100             $216
    Alger American MidCap Growth                  $ 98            $55            $ 95             $207
    Alger American Leveraged AllCap               $ 99            $59            $102             $220
    MFS Emerging Growth                           $ 98            $56            $ 96             $208
    MFS Utilities                                 $100            $61            $104             $225
    MFS Global Governments                        $100            $60            $104             $224
    MFS Research                                  $ 98            $56            $ 96             $209
    MFS Growth With Income                        $ 98            $57            $ 97             $211
    MSDW Emerging Markets Equity                  $109            $89            $151             $319
    MSDW Global Equity                            $101            $65            $111             $240
    MSDW International Magnum                     $101            $65            $111             $240
    MSDW Asian Equity                             $102            $67            $114             $246
    MSDW U.S. Real Estate                         $101            $63            $109             $234
------------------------------------------------------------------------------------------------------------

                                    ACCENT!

--------------------------------------------------------------------------------

EXAMPLE: If you do not surrender your contract at the end of the applicable time period you would pay the following expenses on a hypothetical $1,000 allocation to each Portfolio, assuming a 5% annual return on assets. The example reflects expenses of Separate Account VA-2 and the Portfolio, but does not reflect premium taxes which may apply.


                                                 1 YEAR         3 YEARS         5 YEARS         10 YEARS
                                                  ---             ---            ----             ----
    VIP Money Market                              $13             $39            $ 67             $148
    VIP Equity-Income: Service Class              $16             $50            $ 87             $189
    VIP Growth: Service Class                     $17             $53            $ 91             $198
    VIP High Income: Service Class                $18             $55            $ 94             $205
    VIP Overseas: Service Class                   $19             $59            $102             $221
    VIP II Asset Manager: Service Class           $17             $53            $ 92             $200
    VIP II Investment Grade Bond                  $15             $47            $ 81             $178
    VIP II Asset Manager: Growth: Service Class   $18             $57            $ 97             $211
    VIP II Index 500                              $12             $38            $ 66             $146
    VIP II Contrafund: Service Class              $17             $53            $ 91             $198
    Alger American Growth                         $17             $54            $ 93             $202
    Alger American Income and Growth              $17             $51            $ 88             $192
    Alger American Small Capitalization           $18             $57            $ 98             $212
    Alger American Balanced                       $19             $58            $100             $216
    Alger American MidCap Growth                  $18             $55            $ 95             $207
    Alger American Leveraged AllCap               $19             $59            $102             $220
    MFS Emerging Growth                           $18             $56            $ 96             $208
    MFS Utilities                                 $20             $61            $104             $225
    MFS Global Governments                        $20             $60            $104             $224
    MFS Research                                  $18             $56            $ 96             $209
    MFS Growth With Income                        $18             $57            $ 97             $211
    MSDW Emerging Markets Equity                  $29             $89            $151             $319
    MSDW Global Equity                            $21             $65            $111             $240
    MSDW International Magnum                     $21             $65            $111             $240
    MSDW Asian Equity                             $22             $67            $114             $246
    MSDW U.S. Real Estate                         $21             $63            $109             $234
------------------------------------------------------------------------------------------------------------

The examples assume an average $60,000 annuity investment. These examples should not be considered a representation of past or future expenses, performance or return. Actual expenses and/or returns may be greater or less than those shown. Please refer to the Funds' prospectuses for more information.

                                    ACCENT!

CONDENSED FINANCIAL INFORMATION

The financial statements for AVLIC and Separate Account VA-2 (as well as auditors' reports thereon) are in the Statement of Additional Information. The Separate Account also funds variable annuity contracts not offered by this prospectus which have unit values not applicable to the contracts offered by this prospectus.

ACCUMULATION UNIT VALUES.
Following are the Accumulation Unit values for the Subaccounts as of June 4, 1998 (when contracts offered by this prospectus were first sold), and December 31, 1998. The number of outstanding Accumulation Units in each Subaccount as of December 31, 1998, is also shown.

-----------------------------------------------------------------------------------------------------------------
                                       ACCUMULATION           ACCUMULATION            NUMBER OF
                                        UNIT VALUE             UNIT VALUE            ACCUMULATION
                                          AS OF                  AS OF               UNITS AS OF
              FUND                     JUNE 4, 1998           DECEMBER 31            DECEMBER 31          YEAR
-----------------------------------------------------------------------------------------------------------------
  FIDELITY FUNDS
-----------------------------------------------------------------------------------------------------------------
     VIP Money Market                      1.00                   1.025               9,402,958           1998
-----------------------------------------------------------------------------------------------------------------
     VIP Equity-Income: Service
       Class                              24.85                  25.259                 138,593           1998
-----------------------------------------------------------------------------------------------------------------
     VIP Growth: Service Class            35.97                  44.598                  52,036           1998
-----------------------------------------------------------------------------------------------------------------
     VIP High Income: Service
       Class                              12.64                  11.453                 174,141           1998
-----------------------------------------------------------------------------------------------------------------
     VIP Overseas: Service Class          20.86                  19.938                  36,912           1998
-----------------------------------------------------------------------------------------------------------------
     VIP II Asset Manager:
       Service Class                      16.91                  18.013                 112,100           1998
-----------------------------------------------------------------------------------------------------------------
     VIP II Investment Grade Bond         12.27                  12.896                 233,594           1998
-----------------------------------------------------------------------------------------------------------------
     VIP II Asset Manager:
       Growth:
       Service Class                      15.72                  16.877                  38,758           1998
-----------------------------------------------------------------------------------------------------------------
     VIP II Index 500                    124.70                 140.524                  42,430           1998
-----------------------------------------------------------------------------------------------------------------
     VIP II Contrafund: Service
       Class                              20.81                  24.301                 111,984           1998
-----------------------------------------------------------------------------------------------------------------
  ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------------------------
     Growth                               42.18                  52.949                  62,664           1998
-----------------------------------------------------------------------------------------------------------------
     Income and Growth                    11.02                  13.056                 133,409           1998
-----------------------------------------------------------------------------------------------------------------
     Small Capitalization                 40.06                  43.744                  27,291           1998
-----------------------------------------------------------------------------------------------------------------
     Balanced                             10.97                  12.919                  81,208           1998
-----------------------------------------------------------------------------------------------------------------
     MidCap Growth                        24.72                  28.729                  27,713           1998
-----------------------------------------------------------------------------------------------------------------
     Leveraged AllCap                     25.40                  34.730                  36,085           1998
-----------------------------------------------------------------------------------------------------------------

                                    ACCENT!

-----------------------------------------------------------------------------------------------------------------
                                       ACCUMULATION           ACCUMULATION            NUMBER OF
                                        UNIT VALUE             UNIT VALUE            ACCUMULATION
                                          AS OF                  AS OF               UNITS AS OF
              FUND                     JUNE 4, 1998           DECEMBER 31            DECEMBER 31          YEAR
-----------------------------------------------------------------------------------------------------------------
  MFS TRUST
-----------------------------------------------------------------------------------------------------------------
     Emerging Growth                      18.28                  21.360                  88,085           1998
-----------------------------------------------------------------------------------------------------------------
     Utilities                            18.46                  19.724                 258,781           1998
-----------------------------------------------------------------------------------------------------------------
     Global Governments                   10.34                  10.826                  48,031           1998
-----------------------------------------------------------------------------------------------------------------
     Research                             17.67                  18.956                  72,744           1998
-----------------------------------------------------------------------------------------------------------------
     Growth With Income                   18.61                  20.010                  97,716           1998
-----------------------------------------------------------------------------------------------------------------
  MSDW UNIVERSAL FUNDS
-----------------------------------------------------------------------------------------------------------------
     Emerging Markets Equity               8.69                   7.114                  22,649           1998
-----------------------------------------------------------------------------------------------------------------
     Global Equity                        13.32                  13.258                  80,734           1998
-----------------------------------------------------------------------------------------------------------------
     International Magnum                 12.40                  11.221                  40,629           1998
-----------------------------------------------------------------------------------------------------------------
     Asian Equity                          4.43                   5.219                   8,540           1998
-----------------------------------------------------------------------------------------------------------------
     U.S. Real Estate                     10.98                   9.988                  27,623           1998
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

Separate Account VA-2 may advertise certain information regarding the performance of the Subaccounts. Performance data may be advertised as average annual total return and/or cumulative total return. The Money Market Subaccount may advertise yield and/or effective yield. The yield figures are based on historical earnings and are not intended to indicate future performance. Other Subaccounts may advertise current yield. Details on how performance measures are calculated for the Subaccounts are found in the Statement of Additional Information. Performance advertising will reflect the mortality and expense risk charge, the daily administrative fee, the annual Policy fee and Fund expense charges.

YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and Separate Account VA-2 could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1998 is input, stored and calculated as "98." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, AVLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1996. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.

As of December 31, 1998, all of our computer application and operating systems had been updated for the year 2000. Continuous testing and monitoring throughout 1999 will help AVLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, AVLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we are Y2K - compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K - compliant, there would be a materially adverse effect on us. Certain vendors and/or business partners, due to their exposure to foreign markets, may face additional Y2K issues. Please see the Funds' prospectuses for information on the Funds' preparedness for Y2K.

                                    ACCENT!

AVLIC, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS VARIABLE LIFE INSURANCE COMPANY
Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), a Nebraska stock life insurance company, which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501. Owner Inquiries can be sent to this address, or may be made by calling 1-800-745-1112. All inquiries should include the Policy number and the Owner's name.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met.

Ameritas Life and its subsidiaries had total assets at December 31, 1998 of over $4.1 billion. AmerUs Life had total assets as of December 31, 1998 of over $10.4 billion.

AVLIC has a rating of A (Excellent) for financial strength and operating performance from A.M. Best Company, a firm that analyzes insurance carriers. This is the third highest of Best's 15 categories. AVLIC is rated AA (Very Strong) for insurer financial strength from Standard & Poor's. This is the third highest of Standard & Poor's 21 ratings. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best, the second highest of Best's ratings.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company which has a financial rating by a national rating agency equal to or greater than Ameritas Life and which agrees to assume the guarantee. AmerUs Life will be relieved of its obligations under the guarantee if it sells its interest in AMAL Corporation to another insurance company which has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee.

Ameritas Investment Corp., the principal underwriter of the Policies, may publish in advertisements and reports to the Owners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services. The purpose of the ratings is to reflect the financial strength of AVLIC. The ratings do not relate to the performance of Separate Account VA-2. Published material may also include charts and other information concerning asset allocation, dollar cost averaging, portfolio rebalancing, earnings sweep, diversification, tax deference, long term market trends, index performance and other investment methods and programs. AVLIC may also publish information concerning the objectives, policies, and risk level of the Portfolios.

THE SEPARATE ACCOUNT
Ameritas Variable Life Insurance Company Separate Account VA-2 ("Separate Account VA-2") was established under Nebraska law on May 28, 1987 to receive and invest premiums paid under the Policy. Assets of Separate Account VA-2 are held separately from all other assets of AVLIC and are not chargeable with liabilities from any other business AVLIC may conduct. Income, gains, or losses of Separate Account VA-2 are credited without regard to other income, gains, or losses of AVLIC.

Separate Account VA-2 purchases and redeems shares from the Portfolios at the net asset value. Shares are redeemed for AVLIC to pay withdrawals and surrenders, collect charges, and transfer assets from one Portfolio to another, or to the Fixed Account, as requested by the Owner. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

                                    ACCENT!

All obligations arising under the Policies are liabilities of AVLIC. AVLIC will always keep assets in Separate Account VA-2 with a total market value at least equal to the reserve and other contract liabilities of Separate Account VA-2. To the extent that assets in Separate Account VA-2 exceed AVLIC's liabilities in Separate Account VA-2, AVLIC may withdraw excess assets to cover general account obligations.

Separate Account VA-2 is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any SEC supervision of the management or investment practices or policies of Separate Account VA-2.

THE FUNDS
Each Fund is registered with the SEC under the 1940 Act as an open-ended diversified management investment company or a series thereof. There are currently 26 Subaccounts within Separate Account VA-2, each investing only in a corresponding Portfolio of the Funds.

The assets of each Portfolio of the Funds are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment Portfolio, and the income or losses of one Portfolio generally do not affect the investment performance of any other Portfolio.

There is no assurance that any Portfolio will achieve its investment objectives. More detailed information, including a description of investment risks, investment advisory services, total expenses and charges is in the prospectuses of the Funds, which are available without charge by calling AVLIC. These prospectuses should be read in conjunction with this Prospectus and retained. All underlying Fund information, including Fund prospectuses, has been provided to AVLIC by the Funds. AVLIC has not independently verified this information.

The investments in the Portfolios may be managed by Portfolio managers which manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Portfolios. You should be aware that the Portfolios are likely to differ from the other mutual funds in size, cash flow pattern, and tax matters. Thus, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.

You should periodically reconsider your allocation among the Portfolios in light of current market conditions and the investment risks attendant to investing in the Portfolios.

Separate Account VA-2 will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the accumulation values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Funds may be made available for variable annuity or variable life insurance contracts of various insurance companies. Though unlikely, there is a possibility that a material conflict could arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing separate accounts from the Funds, to resolve the matter. See the prospectuses of the Funds for more information.

                                    ACCENT!

The eligible Portfolios of the Funds, along with their investment advisers; are listed in the following table:

                   FUND                        INVESTMENT ADVISERS                   ELIGIBLE PORTFOLIOS
                   ----                        -------------------                   -------------------
       Fidelity Funds               Fidelity Management and Research Company   VIP Money Market
                                                                               VIP Equity-Income: Service Class
                                                                               VIP Growth: Service Class
                                                                               VIP High Income: Service Class
                                                                               VIP Overseas: Service Class
                                                                               VIP II Asset Manager:
                                                                                 Service Class
                                                                               VIP II Investment Grade Bond
                                                                               VIP II Asset Manager: Growth:
                                                                                 Service Class
                                                                               VIP II Index 500
                                                                               VIP II Contrafund: Service Class
       Alger American Fund          Fred Alger Management, Inc.                Alger American Growth
                                                                               Alger American Income and
                                                                                 Growth
                                                                               Alger American Small
                                                                                 Capitalization
                                                                               Alger American Balanced
                                                                               Alger American MidCap Growth
                                                                               Alger American Leveraged AllCap
       MFS Trust                    Massachusetts Financial Services           Emerging Growth
                                    Company                                    Utilities
                                                                               Global Governments
                                                                               Research
                                                                               Growth With Income
       MSDW Universal               Morgan Stanley Dean Witter                 Emerging Markets Equity
       Funds                        Investment Management Inc.                 Global Equity
                                                                               International Magnum
                                                                               Asian Equity
                                                                               U.S. Real Estate

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, to add, delete, combine, or substitute investments in Separate Account VA-2 if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Portfolio's objectives or restrictions, or for some other reason. AVLIC may operate Separate Account VA-2 as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. AVLIC may also transfer the assets of Separate Account VA-2 to another separate account. If necessary, we will notify the SEC and/or state insurance authorities and will obtain any required approvals before making these changes.

If any changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the changes. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have voting rights as to Separate Account VA-2. AVLIC will determine the basis for making any new Subaccounts available to existing Owners.

You will be notified of any material change in the investment policy of any Portfolio in which you have an interest.

                                    ACCENT!

THE FIXED ACCOUNT

You may allocate all or a portion of your Premium Payments and make transfers to the Fixed Account. Amounts in the Fixed Account earn a fixed rate of interest guaranteed by AVLIC never to be less than 3%. AVLIC may, at its discretion, set a higher interest rate. The Fixed Account is not available to Oregon Policy Owners.

Each month, AVLIC will establish the declared rate for the Policies with a Policy Date or Policy anniversary date in that month. Interest will be credited on the amounts transferred or allocated to the Fixed Account at the declared rate effective for the month of issue. The declared rate is guaranteed for the remainder of the Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the declared rate in effect in the month of the last Policy anniversary. Declared interest rates may increase or decrease from previous periods.

Amounts allocated to the Fixed Account or transferred from Separate Account VA-2 to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Owner bears the investment risk that the declared interest rate described above may fall to a lower rate after the expiration of a declared rate period.

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made.

POLICY FEATURES

The Policy is a variable annuity contract issued by AVLIC. The rights and benefits of the Policy are described below and in the Policy. The Policy controls the rights and benefits you have. AVLIC reserves the right to make any modification to conform the Policy to, or to give you the benefit of, any changes in the law. If necessary, AVLIC will provide notice of such modifications to, and receive approval from, the Securities and Exchange Commission and/or state insurance authorities. You will be notified of any material modification to the Policy.

CONTROL OF THE POLICY
The Owner is the person or entity named as such in the application or in subsequent written changes shown in AVLIC's records. While living, the Owner has the sole right to receive all benefits and exercise all rights granted by the Policy or AVLIC. The Owner may name both primary and contingent beneficiaries. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Owner, if living; the Owner's Designated Beneficiary, if living; otherwise to the estate of the last Owner to die.

POLICY PURCHASE AND PREMIUM PAYMENT
Individuals wishing to purchase a Policy should send a complete application and an initial premium to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501). Your initial premium must be equal to or greater than the minimum $25,000 requirement. The named Annuitant must be 85 years of age or less. Acceptance is subject to AVLIC's underwriting rules and complete application. AVLIC reserves the right to reject any application.

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If the application and initial Premium Payment can be accepted in the form received, the initial Premium Payment will be applied to purchase the Policy within two business days from the date the premium was received. The date the initial premium is applied to purchase the Policy is the Effective Date.

If an incomplete application is received, we will request the necessary information to complete the application. If after five business days from receipt of the initial premium, the application remains incomplete, we will return the initial premium unless we obtain your permission to retain the premium pending completion of the application. Once the application is complete and we have received the initial premium, the premium will be applied within two business days.

Additional Premium Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional payments must be made for at least $1,000, however, smaller amounts may be accepted if made by automatic bank draft or at AVLIC's discretion. Any additional premium is credited to the Accumulation Value as of the date of receipt or the next Valuation Date if received on a day when the NYSE is not open for trading.

Total premiums may not exceed $1,000,000 for either a single Policy or for multiple AVLIC annuity Policies having the same Annuitant without prior approval from AVLIC.

ALLOCATION OF PREMIUM
You may allocate premium to one or more of the Portfolios and to the Fixed Account. Allocations must be whole number percentages and must total 100%.

On the Issue Date, the Policy's Accumulation Value will be based on the Money Market Portfolio value as if the Policy had been issued and the initial Net Premium invested within two Valuation Dates of receipt by AVLIC of the application and initial premium ("the two day date").

The Accumulation Value is allocated on the Issue Date of the Policy to one or more Subaccounts of the Separate Account or to the Fixed Account. The Accumulation Value will be used to purchase Accumulation Units of the Subaccounts of the Separate Account or the Fixed Account at the price next computed on the Issue Date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the refund privilege, your Accumulation Value will be allocated to the Money Market Subaccount. Thirteen days after the Issue Date, the accumulation value of the Policy will be allocated among the Subaccounts, or to the Fixed Account, as selected by the Owner in the application.

The Accumulation Value will vary with the performance of the Portfolios you select. Results for the Portfolios are not guaranteed. The Owner bears the entire investment risk for the portion of the Accumulation Value allocated to the Portfolios. This will affect the Policy's Accumulation Value which on the Annuity Date affects the level of annuity payments payable. You should periodically review your allocation in light of market conditions and your financial objectives.

ACCUMULATION VALUE
On the Effective Date, the Accumulation Value of the Policy is equal to the initial premium received, less any applicable premium taxes, plus any interest credited based on the Money Market Portfolio value as of the Policy Date. Thereafter, the Accumulation Value is determined on each Valuation Date by multiplying the number of Accumulation Units of each Subaccount by the current Accumulation Unit Price for that Subaccount and by adding each together with the amount in the Fixed Account. The number of Accumulation Units credited to the Policy is decreased by any annual policy fee, any withdrawals, and, upon annuitization, any applicable premium taxes.

When a portion of the Accumulation Value is allocated to a Portfolio, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Portfolio by the Accumulation Unit Price for that Portfolio as of the end of the Valuation Period in which the allocation is made.

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The Accumulation Units of each Portfolio are valued separately. The Accumulation Unit Price may vary each Valuation Period according to the net investment performance of the Portfolio, the daily charges under the Policy, and, any applicable tax charges.

Therefore, the Accumulation Value of your Policy will vary from Valuation Period to Valuation Period, reflecting the investment experience of the selected Portfolios of the Funds, the interest earned in the Fixed Account, additional Premium Payments, withdrawals and the deduction of any charges.

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. The net asset value for each Fund Portfolio is determined as of the close of regular trading on the NYSE. The net investment return for each Subaccount and all transactions and calculations with respect to the Policies as of any Valuation Date are determined as of that time. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

TRANSFERS AMONG PORTFOLIOS AND THE FIXED ACCOUNT
You may make transfers among the Portfolios and/or the Fixed Account 15 times each Policy Year without charge. A transfer charge of $10 may be imposed for each additional transfer. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the you are invested. Each transfer must be at least $250, or the balance of the Portfolio, if less. You may make unlimited transfers from the Portfolios to the Fixed Account. During the 30 day period following the Policy anniversary date, you may also transfer from the Fixed Account to the various Portfolios amounts up to the greater of: 25% of the Accumulation Value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000. This provision is not available while dollar cost averaging from the Fixed Account. The minimum amount that may remain in a Portfolio or the Fixed Account after a transfer is $100.

You may initiate transactions by telephone. AVLIC will employ reasonable procedures to confirm that telephone instructions are genuine. AVLIC procedures for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the policy number at the time of giving transfer instructions; tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of the telephone transactions. AVLIC will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Home Office.

Transfers may be subject to additional limitations by the Funds. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of Portfolio shares, if they determine that such action is necessary in the best interests of the Portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. We will count your transfers in these programs when determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, may apply.

PORTFOLIO REBALANCING. Portfolio rebalancing is a method to maintain your original allocation proportions among Portfolios. Under this program, you can instruct AVLIC to reallocate Accumulation Value among the Portfolios, on a systematic basis, in accordance with allocation instructions you specify. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the dollar cost averaging program, you can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage you specify from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

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EARNINGS SWEEP. Permits systematic redistribution of earnings among Portfolios. The Fixed Account may be used in this program.

You can request participation in the available systematic programs when purchasing the Policy or at a later date. You can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Participation in any systematic program will automatically terminate upon death of the Annuitant. Use of systematic programs may not be advantageous, and does not guarantee success.

WITHDRAWALS AND SURRENDERS
Any time prior to the Annuity Date and while the Annuitant is still living, you may make withdrawals or surrender the Policy to receive part or all of the Accumulation Value. You may request withdrawals or surrenders on a form approved by AVLIC. No withdrawal or surrender may be made after the Annuity Date except as permitted under a particular Annuity Income Option.

The amount available for withdrawal is the Accumulation Value at the end of the Valuation Period during which the written request for withdrawal is received, less any applicable premium taxes and in the case of a surrender, also less the annual policy fee that would be due on the last Valuation Date of the Policy Year.

In the absence of specific direction from the Owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. The minimum withdrawal amount is $250. Any withdrawal request that would reduce the Cash Surrender Value to less than $1,000 will be considered a request for policy surrender.

Since you have the entire investment risk for amounts allocated to the Separate Account, the total amount paid upon withdrawal under the Policy (taking into account any prior withdrawals) may be more or less than the total Premium Payments made. The surrender value may be paid in a lump sum to the Owner, or, if elected, all or any part may be paid out under an Annuity Income Option. (See the section on Annuity Income Options.)

Your proceeds will be paid within seven days of receipt of written request for withdrawal or surrender, subject to postponement in certain circumstances. (See the section on Deferment of Payment.) Payments under the Policy of any amounts derived from a premium paid by check may be delayed until the check has cleared the payor's bank.

If, at the time you make a withdrawal request, you have not provided AVLIC with a written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of the withdrawal and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See the section on Federal Tax Matters.)

SYSTEMATIC WITHDRAWALS. A systematic withdrawal option is available. Automatic withdrawals may be taken on a monthly, quarterly, semi-annual or annual mode.

FREE LOOK PRIVILEGE
A free look period is given to examine a Policy and return it for a refund. The Owner may cancel the Policy within 10 days after receipt of the Policy, unless state law requires a longer period of time. In states that permit it to do so, AVLIC will refund the Accumulation Value calculated on the date AVLIC receives the Policy and refund request. The amount may be more or less than the premium payments made. In other states, the refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains or losses. All Individual Retirement Annuity or custodial IRA annuity refunds will be a return of premium payment. To cancel the Policy, the Owner should return it to the selling agent, or to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the Owner's bank.

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CHARGES AND DEDUCTIONS

No deductions are made from the Premium Payments before they are allocated to the Separate Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a Premium Payment. In that case AVLIC will deduct the premium tax due when the premiums are received.

Charges will be deducted periodically from the Accumulation Value of the Policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

ADMINISTRATIVE CHARGES
ANNUAL POLICY FEE. An annual policy fee of up to $40.00 (currently $0) is deducted from the Accumulation Value on the last Valuation Date of each Policy Year or upon a surrender. This charge reimburses AVLIC for part of the administrative costs of maintaining the Policy on AVLIC's system and the cost of reporting to Owners.

Any change to the annual policy fee will not discriminate unfairly between Annuity purchasers. AVLIC will not make any changes to this charge where prohibited by law.

ADMINISTRATIVE FEE. AVLIC imposes a charge to reimburse it for administrative expenses in connection with issuing, servicing, and maintaining the Policies. These expenses include the cost of processing the application and premium payments, establishing Policy records, processing and servicing Owner transactions and Policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead. The charge is assessed daily and is equal to an annual rate of .15% of the average daily net assets of Separate Account VA-2. This charge is subtracted when determining the daily Accumulation Unit Price. This charge is guaranteed not to be increased. No administrative fee is imposed on the Fixed Account.

AVLIC does not expect to make a profit on the charges for the annual policy and daily administrative fees.

TRANSFER CHARGE. Transfer charges may be levied. (See the section on Transfers Among Portfolios and the Fixed Account.)

MORTALITY AND EXPENSE RISK CHARGE
AVLIC imposes a charge as compensation for bearing certain mortality and expense (M&E) risks under the Policies. The charge is assessed daily and is equal to an annual rate of .80% of the value of the average daily net assets of Separate Account VA-2. This charge is subtracted when determining the daily Accumulation Unit Price. AVLIC guarantees that this charge will never exceed .80%. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No M&E charge is imposed on the Fixed Account.

The mortality risk borne by AVLIC, assuming the selection of one of the forms of life annuities, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the monthly annuity payments the Annuitant will receive. It therefore relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

In addition, AVLIC bears a mortality risk under the Policies in two important aspects. First, regardless of the Annuity Income Option selected, in that it guarantees the purchase rates for the Annuity Income Options available under the Policy. Second, AVLIC guarantees that the death benefit payable upon death of the Annuitant prior to the Annuity Date will be the greater of the Accumulation Value or the Premium Payments made, less withdrawals; or, where available, the guaranteed minimum death benefit.

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The expense risk undertaken by AVLIC, with respect to the Separate Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing administration services.

If the annual policy fee and daily administrative fee are insufficient to cover the administration expenses, the deficiency will be met from AVLIC's General Account funds, including the amount derived from the charge levied for mortality and expense risks.

CONTINGENT DEFERRED SALES CHARGE
Since no deduction for a sales charge is made from the premium payment, unless waived, a Contingent Deferred Sales Charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. In a Policy Year, you may withdraw up to the greater of 10% of the Policy Accumulation Value or the earnings at that time and we will not assess a Contingent Deferred Sales Charge. We consider earnings to be that portion of the Accumulation Value that exceeds the total premiums we have received after any previous withdrawals. The Contingent Deferred Sales Charge is assessed only on premiums paid based upon the number of years since premiums withdrawn were paid, on a first paid, first withdrawn basis. The Contingent Deferred Sales Charge is a maximum of 8% of the Premium Payment withdrawn and grades to 0% after the ninth year after the withdrawn premiums were deposited.

Where a partial or full withdrawal is taken or amounts are applied under any annuity option, which are subject to a Contingent Deferred Sales Charge, the Contingent Deferred Sales Charge will be expressed as a percentage of the Premium Payments withdrawn or annuitized as follows:

        YEAR              %
        ----              -
 1...................     8
 2...................     8
 3...................     8
 4...................     7
 5...................     7

        YEAR              %
        ----              -
 6...................     6
 7...................     5
 8...................     4
 9...................     2
10...................     0

In the case of a partial withdrawal or annuitization, the Contingent Deferred Sales Charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts (or the Fixed Account) based on the accumulation value in each prior to the withdrawal or annuitization unless an Owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. A Contingent Deferred Sales Charge will not be assessed on premium payments withdrawn at least two years after deposit, if withdrawn and applied under the Life Annuity or Joint and Last Survivor Annuity Options. (See the section on Annuity Income Options.) Full or partial withdrawals from the Fixed Account may be deferred up to 6 months from the date of written request.

TAX CHARGES
The Owner will pay premium taxes that currently range from 0% to 3.5% of the premium paid, where such taxes are imposed by the state law of the Owner's residence. States impose premium taxes either upon receipt, by the company, of a premium payment, or upon annuitization or withdrawals. AVLIC will charge and deduct premium taxes as required by state law and in accordance with any applicable company election. Applicable premium tax rates are subject to change. The Owner will be notified of any applicable premium taxes. You are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC does not currently make a charge for these other taxes. If they increase, however, AVLIC may charge for such taxes. Such charges would be deducted from the Accumulation Value.

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AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. Based upon these expectations, no charge is being made currently to Separate Account VA-2 for corporate federal income taxes which may be attributable to Separate Account VA-2. AVLIC will periodically review the question of a charge to Separate Account VA-2 for corporate federal income taxes related to Separate Account VA-2. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the Accumulation Unit Price would be correspondingly adjusted. (See the section on Federal Tax Matters.)

FUND INVESTMENT ADVISORY FEES AND EXPENSES
The value of the assets in Separate Account VA-2 will reflect investment advisory fees and other expenses incurred by the Funds. Fund expenses are found in the Funds' prospectuses, and Statements of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain Funds.

ANNUITY PERIOD

ANNUITY DATE
The Annuity Date is the date that Annuity Payments are scheduled to begin, unless the Policy has been surrendered or the Annuitant is deceased and an amount has been paid as proceeds prior to that date. The Annuity Date will be the later of the fifth Policy anniversary date or the Policy anniversary which is nearest the Annuitant's 85th birthday. However, the Owner may specify an Annuity Date at the time of purchase which may be extended up to the Policy anniversary nearest the Annuitant's 95th birthday, and may be extended further with prior Home Office approval.

An Annuity Date may only be changed by written request during the Annuitant's lifetime. Written request to change the Annuity Date must be received at the AVLIC Home Office at least 30 days before the currently scheduled Annuity Date. The Annuity Date and Annuity Income Options available for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

ANNUITY INCOME OPTIONS
If the Annuitant is living on the Annuity Date and the Policy is in force, Annuity Payments will be made to the Annuitant according to the terms of the Policy and the Annuity Income Option selected.

The amounts of any Annuity Payments payable will be based on the Accumulation Value as of the Annuity Date less any premium taxes, if applicable. Thereafter, the monthly Annuity Payment will not change, except in the event you choose the Interest Payment Option, in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the Accumulation Value may be placed under one or more Annuity Income Options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the Accumulation Value is to be paid under each option.

The Annuity Income Options are shown below. You must choose an Annuity Income Option by written request to AVLIC at least thirty (30) days in advance of the Annuity Date. If you do not, payments will be made as a Life Annuity as shown below. Subject to AVLIC's approval, the Owner (or after the Annuitant's death, the Annuitant's Beneficiary) may select any other Annuity Income Option AVLIC then offers. Annuity Income Options are not available to: (1) an assignee; or
(2) any other than a natural person except with AVLIC's consent.

If an Annuity Income Option selected does not generate monthly payments of at least $100, AVLIC reserves the right to pay the Accumulation Value as a lump sum payment or to change the frequency. If you choose an Annuity Income Option which depends on the continuation of life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Income Options involving life income, the actual age of the Annuitant or joint Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment

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may be greater. For Annuity Income Options that do not involve life income, the length of the payment period may affect the amount of each payment: the shorter the period, the greater the amount of each Annuity Payment.

The following Annuity Income Options are currently available:

     INTEREST PAYMENT. AVLIC will hold any amount applied under this option and pay or credit interest on the unpaid balance each month at a rate determined by AVLIC.

     DESIGNATED AMOUNT ANNUITY. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

     DESIGNATED PERIOD ANNUITY. Monthly annuity payments are paid for a period certain, as the Owner elects, up to 20 years.

     LIFE ANNUITY. Monthly annuity payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

     JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter on the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

The rate of interest payable under the Interest Payment, Designated Amount Annuity or Designated Period Annuity Options will be guaranteed to be no less than 3% compounded yearly. Payments under the Life Annuity and Joint and Last Survivor Annuity Options will be based on the 1983 Table "a" Individual Annuity Table, projected for seventeen years, at 3% interest. AVLIC may, at time of election of an Annuity Income Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under the Interest Payment, Designated Amount Annuity, and Designated Period Annuity Options to either the Life Annuity or Joint and Last Survivor Annuity Option after the Annuity Date. However, there is no guarantee that AVLIC will continue this practice which can be changed at any time at AVLIC's discretion.

FEDERAL TAX MATTERS

INTRODUCTION
The following discussion is general in nature and is not intended as tax advice. It is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. If you are concerned about any of the tax implications discussed, you should consult a competent tax adviser before purchasing a Policy. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See the section on Tax Charges.)

TAXATION OF ANNUITIES IN GENERAL
NONQUALIFIED POLICIES. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Internal Revenue Code (the Code) governs taxation of annuities. In general, the owner is not taxed on increases in the value of a policy until some form of distribution is made under the policy. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner that is not a natural person must include in income any increase in excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

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The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution. A transfer of ownership of the policy without full and adequate consideration will also be treated as a distribution under the Internal Revenue Code, unless the transfer falls within an exception for transfers between spouses. Generally, in the case of a withdrawal under a nonqualified policy, amounts received which are allocable to "investment in the policy" made after August 13, 1982 are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable. If a withdrawal is allocable to "investment in the policy" made prior to August 14, 1982, it is taxed under the "cost recovery rule" so that withdrawals are treated as a recovery of "investment in the policy" until such investment has been fully recovered. Thereafter, withdrawals are fully taxable as ordinary income. Where a policy contains "investment in the policy" both before and after the above referenced dates, special ordering rules apply.

Although the tax consequences may vary depending on the Annuity Income Option elected under the Policy, in general, only the portion of an annuity payment that represents the amount of the payment which exceeds the payment's proportionate share of "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution from a nonqualified policy, a federal penalty tax may be imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59 1/2, (2) made on or after the death of the owner, (3) attributable to the taxpayer's becoming disabled within the meaning of Internal Revenue Code Section 72 (m)(7), (4) received in substantially equal payments (not less frequently than annually) made for the life or life expectancy of the tax payer or the joint lives (or joint life expectancies) of the tax payer and his or her designated beneficiary, subject to Internal Revenue Service requirements, including special "recapture" rules, or (5) which are allocable to "investment in the policy" made prior to August 14, 1982.

QUALIFIED POLICIES. Qualified policies are used by individuals in connection with retirement plans which are intended to qualify as plans that receive special income tax treatment under Sections 401, 403(a), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution attributable to salary deferred contributions may be made from a plan under Section 403(b) except after age 59 1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes that qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.

The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the policy that was not excluded from the participant's gross income (reduced by any amounts previously received under the policy which were

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excluded from gross income), and may be zero. In general, for allowed withdrawals prior to the annuity starting date from qualified policies other than Roth IRAs, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments with annuity starting dates on or before November 18, 1996 is generally determined under rules similar to those applicable to annuity distributions from nonqualified policies. However, for annuity payments with annuity starting dates after November 18, 1996, annuitants must use a simplified method for determining the tax-free portion of annuity payments by dividing "investment in the policy" by the number of annuity payments set by tables in the Internal Revenue Code based on the age of the primary annuitant. This method does not apply if the annuitant is over age 75 and there are 5 or more years of guaranteed payments. Also, for annuity payments based on the lives of more than one individual and that have annuity starting dates after December 31, 1997, annuitants must use the simplified method based on the combined ages of both individuals when calculating the excludable portion of annuities based on the separate tables set forth in the Code for that purpose. In the case of an annuity that does not depend in whole or in part on the life expectancy of one or more individuals, the expected number of payments is the number of monthly annuity payments under the policy. Special favorable tax treatment may be available for certain distributions (including lump sum distributions from plans other than IRAs made in tax years beginning before January 1, 2000). Adverse tax consequences may result from excess contributions, distributions made prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances.

Roth IRA contributions are not deductible and may be limited or unavailable depending on your adjusted gross income. Withdrawals of earnings from Roth IRAs may be tax free if certain requirements are met. If withdrawals do not meet those requirements, they will be considered to be made first from contributions then from "conversion" amounts (on a first-in, first-out basis) and then from earnings. The earnings will be subject to income tax and an additional 10% penalty tax may apply to distributions made prior to age 59 1/2. Conversions from existing IRAs to Roth IRAs are permitted if certain requirements are met, however, converted amounts not previously taxed will be subject to income tax in the year of conversion (for 1998 only, taxpayers can elect to include the full taxable conversion amount in income for 1998 or to have the tax spread over 4 years on a pro rata basis, beginning in 1998). Conversion amounts will not generally be subject to the 10% penalty tax that applies to premature distributions, unless a distribution of the conversion amount from the Roth IRA occurs within the 5 taxable year period beginning with the year of conversion. Also, income inclusion may be accelerated if a distribution is made of 1998 conversion amounts which are subject to the 4 year spread rule.

Distributions from qualified plans are subject to specific tax withholding rules. "Eligible rollover distributions" from a qualified plan (other than IRAs of any type and Section 457 plans) are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by AVLIC to an eligible retirement plan (another plan of the same type or a rollover IRA) in a direct rollover. If the distribution is not an "eligible rollover distribution," it is generally subject to the same withholding rules as distributions from nonqualified policies. However, Section 457 nonqualified deferred compensation plan distributions are generally subject to withholding as wages and are not eligible for rollover to an IRA .

GENERAL PROVISIONS

ANNUITANT'S BENEFICIARY
The Annuitant's Beneficiary(ies) receives the death benefit proceeds upon death of the Annuitant. The Owner may name both primary and contingent Annuitant's Beneficiaries. The Annuitant's Beneficiary(ies) is named in the application or as subsequently changed and recorded in AVLIC's records.

Multiple beneficiaries may be named; however, unless otherwise indicated, payments are made equally to those primary beneficiaries who are alive upon the death of the Annuitant. Contingent beneficiaries are only eligible if no primary beneficiary is alive at the time proceeds are payable. If none survive, the final beneficiary will be the Owner or the Owner's estate.

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The Owner may change the Annuitant's Beneficiary by written request on a Change of Beneficiary form at any time during the Annuitant's lifetime. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

DEATH OF ANNUITANT
If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is payable upon receipt of Satisfactory Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. AVLIC guarantees to pay the Death Benefit established on the date Satisfactory Proof of Death is received by AVLIC at its Home Office. The Death Benefit is payable as a lump sum or under one of the Annuity Income Options.

The Owner may elect an Annuity Income Option for the Annuitant's Beneficiary, or if no such election was made by the Owner and a cash benefit has not been paid, the Annuitant's Beneficiary may make this election after the Annuitant's Death.

Since Satisfactory Proof of Death includes a "Claimant's Statement", which specifies how the beneficiary wishes to receive the benefit (unless the Owner previously selected an option), the amount of the Death Benefit will continue to reflect the investment performance of Separate Account VA-2 until that information is supplied to AVLIC. Upon receipt of this proof, the Death Benefit will be paid to the Annuitant's Beneficiary within seven days, or as soon thereafter as AVLIC has sufficient information about the Annuitant's Beneficiary to make the payment. In order to take advantage of the favorable tax treatment accorded to receiving the Death Benefit as an annuity, the Annuitant's Beneficiary must elect to receive the benefits under an Annuity Option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER
This rider provides for payment of the GMDB in lieu of the death benefit payable prior to annuity date if the GMDB is greater than such death benefit. The GMDB depends on the annuitant's issue age, and when AVLIC receives satisfactory proof of death. The GMDB is calculated based upon the 7 year period in which satisfactory proof of death is received. Each 7 year period begins with a 7 year policy anniversary, i.e. the 7th, 14th, 21st, etc. policy anniversary. The GMDB applies only for annuitants who are issue ages 0-70.

If satisfactory proof of the annuitant's death is received prior to the 7th policy anniversary, or after the policy anniversary nearest the annuitant's 85th birthday, the GMDB is zero, and the death benefit payable will equal the greater of the accumulation value, or total premiums paid less partial withdrawals, on the date satisfactory proof of death is received.

If satisfactory proof of the annuitant's death is received on or after the 7th policy anniversary and before the policy anniversary nearest the annuitant's 75th birthday, the GMDB is calculated based upon the greater of (1) and (2), where (1) is the accumulation value as of the most recent 7 year policy anniversary and (2) is the GMDB immediately preceding the most recent 7 year policy anniversary. The GMDB is increased by premiums paid since the most recent 7 year policy anniversary, decreased by any partial withdrawals since the most recent 7 year policy anniversary, and decreased by an additional adjustment for each partial withdrawal made since the most recent 7 year policy anniversary. However, if satisfactory proof of the annuitant's death is received on or after the policy anniversary nearest the annuitant's 75th birthday and before the policy anniversary nearest the annuitant's 85th birthday, the most recent 7 year policy anniversary on or prior to the policy anniversary nearest the annuitant's 75th birthday will be used in determining the GMDB.

For annuitants Issue Age 68 to 70, the accumulation value as of the 7th policy anniversary will be used in calculating the GMDB prior to the policy anniversary nearest the annuitant's 85th birthday. For annuitants Issue Age 69 and 70, the references to "75th birthday" in the preceding paragraph should be replaced by "76th birthday" (when issue age is 69) and "77th birthday" (when issue age is 70).

There is no additional charge for this rider, and this rider may not be available in all states.

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DEATH OF OWNER
If the Owner dies on or after the Annuity Date, annuity benefits continue to be paid to the Annuitant under the Annuity Income Option in effect on the Owner's date of death.

If the Owner dies before the Annuity Date and before the entire interest in the Policy is distributed, the Cash Surrender Value of the Policy must be distributed to the Owner's Designated Beneficiary so that the Policy qualifies as an annuity under the Internal Revenue Code. The entire interest must be distributed within five years of the Owner's death. However, a distribution period exceeding five years will be allowed if the Owner's Designated Beneficiary purchases an immediate annuity under which payments will begin within one year of the Owner's death and will be paid out over the lifetime of the Owner's Designated Beneficiary or over a period not extending beyond his or her life expectancy.

If the Owner's interest is payable to (or for the benefit of) the surviving spouse of the Owner, the Policy may be continued with the surviving spouse treated as the Owner for purposes of applying the rules described above.

Finally, in situations where the Owner is not an individual, these distribution rules are applicable upon the death or change of the Annuitant.

DEFERMENT OF PAYMENT
Payment of any withdrawal, surrender or lump sum death benefit due from the Separate Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:

(1) the New York Stock Exchange is closed other than customary weekends or holidays or trading on the New York Stock Exchange is otherwise restricted; or

(2)  the SEC permits the delay for the protection of Owners; or

(3)  an emergency exists as determined by the SEC.

In addition, surrenders or withdrawals from the Fixed Account may be deferred by AVLIC for up to 6 months from the date of written request.

CONTESTABILITY
AVLIC cannot contest the validity of this Policy after the Policy Date, subject to the "Misstatement of Age or Sex" provision.

MISSTATEMENT OF AGE OR SEX
AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the Annuitant has been misstated, we will adjust the benefits and amounts payable under this Policy.

If AVLIC made any overpayments, interest at the rate of 6% per year compounded yearly will be added and charged against future payments. If we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.

REPORTS AND RECORDS
AVLIC will maintain all records relating to the Separate Account and will mail the Owner, at the last known address of record, within 30 days after each Policy anniversary, an annual report which shows the current Accumulation Value as allocated among the Subaccounts or the Fixed Account, and charges made during the Policy Year. Except for the annual report, AVLIC reserves the right to charge a report fee for requested reports. The Owner will also be sent confirmations of transactions, such as purchase payments, transfers and withdrawals under the Policy. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless

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AVLIC is otherwise notified within 30 days after receipt of the statement. A periodic report for the Fund and a list of the securities held in each Portfolio of the Fund and any other information required by the 1940 Act will also be provided.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), located at 5900 O Street, 4th Floor, Lincoln, Nebraska 68510, will act as the principal underwriter of the Policies pursuant to an underwriting Agreement it has with AVLIC. AIC is a wholly owned subsidiary of AMAL Corporation, and an affiliate of AVLIC. AIC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of AIC or other broker-dealers.

Commissions paid by AVLIC to broker-dealers may vary, but are not expected to exceed 7% of premiums paid. From time to time, additional sales incentives may be provided to broker-dealers.

The gross variable annuity compensation received by AIC on AVLIC's variable annuities was $16,527,487 for 1998; $11,961,951 for 1997; and $10,067,075 for
1996.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of Separate Account VA-2. The assets are held separate and apart from General Account assets. AVLIC maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract Owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract Owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract Owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

To the extent required by law, AVLIC will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the Portfolio shares in its own right, AVLIC may elect to do so.

Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which the Accumulation Value is allocated. The number of votes available to an Owner will be calculated separately for each Subaccount of Separate Account VA-2. The number of votes available to an Owner will be determined by dividing the Accumulation Value attributable to a Subaccount by the net asset value per share of the applicable Portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes will be determined as of the record state established by the Portfolio. Voting instructions will be solicited by written communication prior to the meeting, in accordance with procedures established by the Funds.

                                    ACCENT!

Shares of Funds as to which no timely instructions are received, or shares held by AVLIC as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

On and after the Annuity Date, there are no voting rights because amounts are no longer held in Separate Account VA-2.

LEGAL PROCEEDINGS

There are no legal proceedings to which Separate Account VA-2 is a party or to which the assets of Separate Account VA-2 are subject. AVLIC is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies, or that relates to Separate Account VA-2. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front page or by calling 1-800-745-1112. The following is the Table of Contents for that Statement:

GENERAL INFORMATION AND HISTORY.............................      2
THE POLICY..................................................      2
GENERAL MATTERS.............................................      8
FEDERAL TAX MATTERS.........................................      9
DISTRIBUTION OF THE POLICY..................................     11
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     11
STATE REGULATION............................................     11
LEGAL MATTERS...............................................     11
EXPERTS.....................................................     11
OTHER INFORMATION...........................................     12
FINANCIAL STATEMENTS........................................     12

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APPENDIX A

                             QUALIFIED DISCLOSURES

                         *   Information Statement For:
    408(b) IRA Plans
    408(k) SEP IRA Plans
    408(p) SIMPLE IRA Plans
    408A Roth IRA Plans

                         *   Information Statement For:
    401(a) Pension/Profit Sharing Plans

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Code ("Code") and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.

                               TABLE OF CONTENTS

Information Statement
     408(b) Individual Retirement Annuity (IRA) Plans
     408(k) Simplified Employee Pension (SEP IRA) Plans
     408(p) Savings Incentive Match (SIMPLE IRA) Plans
     408A Roth IRA Plans...............................     QD-1
Information Statement
     401(a) Pension/Profit Sharing Plans...............    QD-12

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

                            INFORMATION STATEMENT

                            408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS 408(K) SIMPLIFIED EMPLOYEE PENSION (SEP IRA) PLANS 408(P) SAVINGS INCENTIVE MATCH (SIMPLE IRA)
                            408A ROTH IRA
AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
--------------------------------------------------------------------------------

For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, or a 408A Roth IRA, please review the following:

PART I. PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Variable Life Insurance Company (AVLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with AVLIC.

To revoke your IRA, you should send a signed and dated written notice to:
Ameritas Variable Life Insurance Company, Policyholder Service Department, P.O. Box 82550, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your AVLIC Representative or call 1-800-745-1112.

PART II. PROVISIONS OF THE IRA LAW:

AVLIC's OVERTURE ACCENT! Variable Annuity (Form 4880), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP IRA), a salary reduction Simplified Employee Pension Plan (SARSEP) or a SIMPLE IRA. A separate policy must be purchased for each individual under each plan. In addition, AVLIC's Overture ACCENT! Variable Annuity is also available for use as a ROTH IRA. State income tax treatment of IRAs varies, so this disclosure only discusses the federal tax treatment of IRAs. Please discuss state income tax treatment of an IRA with your tax advisor.

While provisions of the IRA law are similar for all such plans, the major differences are set forth under the appropriate topics below.

A. ELIGIBILITY:

  REGULAR IRA PLAN: Any individual under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the individual(or the individual's spouse) is an "active participant" in an employer sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  ROTH IRAS: A Roth IRA must be designated as such when it is established. Eligibility to contribute to a Roth IRA (Regular, Spousal or Conversion) is subject to income and other limits. Unlike Regular IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

   1.A REGULAR ROTH IRA is a Roth IRA established to receive annual contributions and/or qualified rollover contributions from other Roth IRAs or from other IRAs if permitted by the policy and endorsement.

   2.A CONVERSION ROTH IRA is a Roth IRA established to receive rollovers or conversions from non-Roth IRAs and is limited to such contributions.

     Roth IRAs are available beginning in 1998. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made.

   3. SPOUSAL ROTH IRA ARRANGEMENT: Beginning in 1998, a Spousal Roth IRA may be set up for a "non-working" spouse who has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in PART II, MAXIMUM
      CONTRIBUTIONS -- SPOUSAL ROTH IRA ARRANGEMENT. Divorced spouses can continue a Spousal Roth IRA or start a Regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony

                                     QD- 1
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99
      received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

      SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in form 5305-SEP or other plan document provided by the employer.

      SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

      SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE
      IRA): An employee is eligible to participate in a SIMPLE IRA Plan based on eligibility requirements set forth in Form 5304-SIMPLE or other plan document provided by the employer. A SIMPLE IRA must be established as such, thus some policies may not be available for use with a SIMPLE IRA Plan.

B. NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan (including a SIMPLE IRA, SEP IRA, SARSEP or Roth IRA) to anyone (except in the case of transfer incident to divorce).

C. NONFORFEITABILITY: The value of your IRA Plan (all types included) belongs to you at all times, without risk of forfeiture.

D. PREMIUM: The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth
   IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP Plan established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA are limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,000, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

E. MAXIMUM CONTRIBUTIONS:

  REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to all IRAs in a year (including Roth IRAs, but not to Education IRAs or employer contributions or salary deferrals to SEP or SIMPLE
  IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income ("AGI") is above the "phase-out level." Beginning for tax years after 1997, you will only be deemed to be an active participant and your deductions for contributions subject to phase-out because of your spouse's participation in an employer-sponsored retirement plan, if your combined adjusted gross income exceeds $150,000. SEE PART III. C., DEDUCTIBLE IRA CONTRIBUTIONS.

  ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

  There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

       FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON REGULAR AND CONVERSION ROTH IRAS, BELOW.

Certain distributions are not considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed. Also, under the Internal Revenue Service Restructuring and Reform Act of 1998 (IRSRRA'98), hardship distributions made from 401(k) or 403(b) plans on or after January 1, 1999, are no longer considered eligible rollover distributions. However, the Internal Revenue Service has announced transition relief from this rule for 1999. Under this relief, if a distribution made during 1999 would have been considered an eligible rollover distribution immediately before that Code definition was amended by IRSRRA"98, the distribution may be rolled over to an eligible retirement plan. In other words, hardship distributions from a 401(k) or 403(b) plan may still be eligible for rollover in 1999.

                                     QD- 2
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (See Part III. C., Deductible IRA Contributions).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

REGULAR ROTH IRA: The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education, SARSEP or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions). If an individual contributes to both a Regular IRA and Roth IRA for the same tax year, contributions are treated as first made to the Regular IRA. For Regular Roth IRAs (which are available beginning in the 1998 tax year) this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $10,000 for married individuals who file separate tax returns. AGI for this purpose includes any deductible contribution to a Regular IRA, (i.e., the deduction is disregarded) but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA.

Rollovers and transfers may also be made from one Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, MAXIMUM CONTRIBUTIONS: ROLLOVER IRA, ABOVE).

CONVERSION ROTH IRA: Beginning in the 1998 tax year, rollovers or conversions may be made from non-Roth IRAs to a Conversion Roth IRA. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's adjusted gross income ("AGI") for the taxable year cannot exceed $100,000 (joint or individual) and he or she must not be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Conversion Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal IRA rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Conversion Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than Education IRAs). Conversion of an individual's SIMPLE IRA is only permitted after expiration of the 2-year period which begins on the date the individual first participated in any SIMPLE IRA Plan of the employer. Once an amount in a SIMPLE IRA or SEP has been converted to a Roth IRA, it is treated as a Roth IRA contribution for all purposes. Future contributions under the SEP or SIMPLE Plan may not be made to the Roth IRA. AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Roth IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year. In addition, for tax years beginning before January 1, 2005, required minimum distributions from an IRA are included in AGI for purposes of determining eligibility for conversion to a Roth IRA. However, for tax years beginning after December 31, 2004, required minimum distributions from an IRA will not be included in AGI (solely for purposes of determining the $100,000 AGI limit on conversions).

SPOUSAL ROTH IRA ARRANGEMENT: Beginning in the 1998 tax year, if the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includable in income as a result of a conversion to a Roth IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not Education IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or non-deductible Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan

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established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes in advance of the plan year or election period. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

F. DISTRIBUTIONS:

   1. NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS:

      Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary. UNDER A ROTH IRA, YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS WHILE YOU ARE LIVING, EVEN AFTER YOU REACH AGE 70 1/2.

      RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan (other than a Roth IRA) to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.

      Once you reach your RBD, you must withdraw at least a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution for your first "required distribution year" (assuming an annuity payout has not been elected) divide your entire interest (subject to certain adjustments) in your IRA (generally as of December 31 of the calendar year immediately preceding your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. For subsequent required distribution calendar years, the applicable life expectancy(ies) will be applied to your IRA account balance as of December 31 of the calendar year immediately preceding the distribution calendar year (subject to adjustments). Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

      Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is being recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

      NON ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER DEATH. If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over his or her life expectancy if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

   2. ROTH IRA DISTRIBUTION REQUIREMENTS:

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS WHILE YOU ARE LIVING. As long as you are alive, you are not required to take distributions from a Roth IRA, even after you reach age 70 1/2.

      ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER YOUR DEATH. Minimum distribution requirements apply to Roth IRAs only after you die. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining portion of your policy interests will continue to be distributed to your designated beneficiary according to the terms of the elected options, (provided that method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5)).

      If you die before you have elected an annuity option or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA generally must be distributed by the end of the calendar year which contains the fifth anniversary of your

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      death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over a period not longer than his or her life expectancy provided the election is made and distributions commence by December 31 of the year following the year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

      Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

   3. TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA:

      AGGREGATING MINIMUM DISTRIBUTIONS: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). However, an individual required to receive minimum distributions as a beneficiary under a Roth IRA can only satisfy the minimum distributions for one Roth IRA by receiving distributions from another Roth IRA if the Roth IRAs were inherited from the same decedent. Because of these requirements, AVLIC cannot monitor the required distribution amounts from AVLIC IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

PART III. RESTRICTIONS AND TAX CONSIDERATIONS:

A. TIMING OF CONTRIBUTIONS: Once you establish an IRA, (including a Regular Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A contribution made between January 1 and the filing due date for your return, must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

B. TIMING OF ROTH IRA CONVERSIONS: Conversions from a non-Roth IRA to a Roth IRA for a tax year, must be initiated so that the distribution or transfer from the non-Roth IRA is made by December 31 of that year. You do not have until the due date of your tax return for a year to convert a Regular IRA to a Conversion Roth IRA for that tax year. For example, if you wish to convert a Regular IRA to a Conversion Roth IRA in 1998, the conversion and transfer must be made by December 31, 1998, even though your tax return for 1998 may not be due until April 15, 1999.

C. DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your Regular IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income
   (AGI).

   If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000.

   If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phaseout range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI.

   If your AGI is not above the maximum applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

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   Active participants with income above the phaseout range are not entitled to an IRA deduction. Due to changes made by the Taxpayer Relief Act of 1997, the phaseout limits are scheduled to increase as follows:

               YEAR                       MARRIED FILING JOINTLY        SINGLE/HEAD OF HOUSEHOLD
               ----                                 AGI                           AGI
1998............................... $50,000 - $ 60,000.................    $30,000 - $40,000
1999............................... $51,000 - $ 61,000.................    $31,000 - $41,000
2000............................... $52,000 - $ 62,000.................    $32,000 - $42,000
2001............................... $53,000 - $ 63,000.................    $33,000 - $43,000
2002............................... $54,000 - $ 64,000.................    $34,000 - $44,000
2003............................... $60,000 - $ 70,000.................    $40,000 - $50,000
2004............................... $65,000 - $ 75,000.................    $45,000 - $55,000
2005............................... $70,000 - $ 80,000.................    $50,000 - $60,000
2006............................... $75,000 - $ 85,000.................    $50,000 - $60,000
2007 and thereafter................ $80,000 - $100,000.................    $50,000 - $60,000

  You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP, SIMPLE IRA and Roth IRA contributions are not deductible by you.

  Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not Education IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

D. NON-DEDUCTIBLE REGULAR IRA CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). For plan years beginning on or after January 1, 1998, the sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

E. EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA: If you convert all or part of a non-Roth IRA to a Roth IRA, the amount converted from the non-Roth IRA will be taxable as if it had been distributed to you in the year of distribution or transfer from the non-Roth IRA. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion. However, if the conversion takes place in 1998, or if the conversion amount is distributed in 1998 and contributed to a Roth IRA within 60 days of your receipt of the distribution, one quarter of the taxable amount will be includable in your income in 1998 and in each of the next three tax years. However, an individual who makes a conversion prior to January 1, 1999, can elect to include the full taxable conversion amount in income for 1998. This election is made on IRS Form 8606 by the individual and cannot be made or changed after the due date (including extensions) for filing the 1998 Federal income tax return. If a taxpayer dies before the end of the 4-year spread, the taxable portion of the conversion amount which has not been included in income will generally be taxable in the year of the taxpayer's death. However, if the sole beneficiary of the Roth IRA is the surviving spouse, he or she can elect to continue the 4-year spread. In addition, if the 4-year spread rule is utilized for 1998 conversions, any distributions of amounts subject to the 4-year spread occurring before 2001, will require acceleration of income inclusion as explained in the section which follows on TAXABILITY OF ROTH IRA DISTRIBUTIONS. (SEE PART III. J.)

   Amounts properly converted from a non-Roth IRA to a Roth IRA are generally not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty. In addition, under 1998 technical corrections, if an amount allocable to a conversion contribution is distributed from the Roth IRA during the 5-year period (beginning with the first day of the individual's taxable year in which the conversion contribution was made), it will be subject to a 10-percent premature distribution penalty tax (but only to the extent the conversion amount distributed was includable in gross income as a result of the conversion).

   You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert to a Roth IRA or take distributions from a Roth IRA. IT WILL ALSO BE IMPORTANT FOR YOU TO KEEP TRACK OF AND REPORT ANY REGULAR OR CONVERSION CONTRIBUTIONS YOU MAKE TO YOUR ROTH IRAS AS REQUIRED BY THE IRS. CONVERSION CONTRIBUTIONS MUST BE REPORTED ON IRS FORM 8606.

F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS: IRA owners are permitted, beginning in 1998, to treat a contribution made to one type of IRA as made to a different type of IRA for a taxable year in a process known as "recharacterization". A recharacterization is accomplished by an individual who has made a contribution to an IRA of one type for a taxable year, electing to treat the contribution as having been made to a second IRA of a different type for the taxable year. To accomplish the recharacterization, a trustee-to-trustee transfer from the first IRA to the second IRA must be made on or before the due date (including extensions) for filing the individual's Federal income tax return for the taxable year for which the contribution was made to the first IRA. Any net income attributable to the recharacterized contribution must also be transferred to the second IRA. Once the transfer is made, the election is irrevocable. The effect of recharacterizing a contribution is that it is treated as having been originally contributed to the second IRA on the same date and (in the case of a regular contribution) for the same taxable year that the contribution was made to the first IRA. If you elect to recharacterize a contribution, you must

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   report the recharacterization and treat the contribution as having been made to the second IRA, instead of the first, on your Federal income tax return.

   Examples of where a recharacterization election might be useful or desired include: where an individual discovers he was ineligible to convert a regular IRA to a Roth IRA because his adjusted gross income exceeded $100,000; amounts were erroneously rolled over from a traditional IRA to a SIMPLE IRA; or an individual decides after he has made a contribution to a regular IRA for a tax year that he is eligible for and prefers to contribute to a Roth IRA, or vice versa. Recharacterizations are not permitted where a deduction has been taken for the contribution to the first IRA; the contribution to the first IRA was the result of a tax-free transfer or; the original contribution was an employer contribution to a SIMPLE or SEP IRA.

   RECONVERSION RULES:

  Also, the IRS has issued guidance that indicates amounts recharacterized from a conversion Roth IRA to a Regular IRA, may be "reconverted" to a Roth IRA one time in 1998 after November 1, 1998; and one time in 1999. For purposes of the rule applicable in 1998 and 1999, the IRA owner is not treated as having previously converted an amount if the conversion failed because he or she was ineligible to convert because of his or her AGI or tax filing status. Also, under the 1998-1999 rule, any reconversion that violates the "one reconversion" rule, is treated as an "excess reconversion" rather than a "failed conversion". In other words, with an "excess reconversion" the Roth IRA owner is still treated as having made a conversion to a Roth IRA, but the "excess reconversion" and the last preceding recharacterization are disregarded in determining the owner's taxable conversion amount (which is based on the last reconversion that was not an "excess reconversion").

  For taxable years after 1999, if you convert a non-Roth IRA to a Roth IRA and then recharacterize it back to a non-Roth IRA, you are not permitted by IRS rules to reconvert the amount from the non-Roth IRA back to a Roth IRA before the beginning of the taxable year following the taxable year in which the amount was converted to a Roth IRA or, if later, the end of the 30-day period beginning on the day on which you recharacterized the Roth IRA to a non-Roth IRA. This rule will apply even if you were not eligible to make the original conversion because of your AGI or tax filing status. If you attempt a reconversion prior to the time permitted, it will be treated as a "failed conversion". The remedy for a failed conversion is recharacterization to a non-Roth IRA. If the failed conversion is not corrected, it will be treated as a regular contribution to a Roth IRA and thus, may be an excess contribution subject to a 6% excise tax for each tax year it remains in the Roth IRA to the extent it exceeds the maximum regular Roth IRA contribution permitted for the tax year. (SEE PART III. G., EXCESS CONTRIBUTIONS, BELOW). Also, the failed conversion will be subject to the 10% premature distribution penalty tax, unless corrected or an exception to that tax applies. CONSULT WITH YOUR TAX ADVISOR BEFORE ATTEMPTING A "RECONVERSION".

G. EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contribution limits. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (see Part III, Premature IRA Distributions). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution (see
   PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

   EXCESS CONTRIBUTIONS TO A CONVERSION ROTH IRA: If you are ineligible and convert a Regular IRA to a Conversion Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Conversion Roth IRA). In tax years after 1999, you may also have an excess contribution if your conversion is a "failed conversion" that is not timely corrected. You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return (plus extensions) or recharacterize the contribution, if permitted (see PART III. F. RECHARACTERIZATION OF IRA AND ROTH IRA CONTRIBUTIONS ABOVE).

H. LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA Plan, and its full value(or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code. A pledge of your IRA as security for a loan will cause a constructive distribution of the portion pledged and also be subject to the 10% penalty tax.

I. TAXABILITY OF REGULAR IRA DISTRIBUTIONS: Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

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J. TAXABILITY OF ROTH IRA DISTRIBUTIONS: "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a five-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death;
   (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first-time home purchase (up to a lifetime limit of $10,000). The five-year holding period for escaping inclusion in income begins with the first day of the tax year in which any contribution (including a conversion from a Regular IRA) is made to a Roth IRA of the taxpayer. If the Roth IRA owner dies, this 5-taxable-year period is not redetermined for the Roth IRA while it is held in the name of a beneficiary or a surviving spouse who treats the decedent's Roth IRA as his or her own. However, a surviving spouse who treats the Roth IRA as his or her own, must receive any distributions as coming from the surviving spouse's own Roth IRA, thus it cannot be treated as being received by a beneficiary on or after the owner's death for purposes of determining whether the distribution is a "qualified distribution".

   If a distribution from a Roth IRA is not a "qualified distribution" and it includes amounts allocable to earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty if the taxpayer is under age 59 1/2. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includable in income, if the distribution is made within the 5-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made. Only the portion of the conversion includable in income as a result of the conversion would be subject to the penalty tax under this rule. The 5-taxable-year period for this purpose is determined separately for each conversion contribution and may not be the same as the 5-taxable-year period used to determine whether a distribution from a Roth IRA is a "qualified distribution" or not. FOR THIS REASON IT IS IMPORTANT THAT YOU KEEP TRACK OF WHEN YOUR CONVERSION CONTRIBUTIONS ARE MADE TO YOUR ROTH IRA. (SEE PART III. L., PREMATURE IRA DISTRIBUTIONS).

   Unlike Regular IRAs, distributions from Roth IRAs come first from regular contributions, then converted amounts on a first-in first-out basis, and last from earnings. Any distributions made before 2001 which are attributable to 1998 conversion contributions for which the 4-year income-tax spread is being utilized, will result in an acceleration of taxable income in the year of distribution up to the amount of the distribution allocable to the 1998 conversion. This amount is in addition to the amount otherwise includable in gross income for that taxable year as a result of the conversion, but not in excess of the amount required to be included over the 4-year period. This tax treatment would likewise apply in the case of distributions made by a surviving spouse who elects to continue the 4-year spread on death of the original owner of the Roth IRA. Generally, all Roth IRAs (both Regular Roth IRAs and Conversion Roth IRAs) must be treated as one for purposes of determining the taxation of distributions. However, if a Roth IRA is held by an individual as beneficiary of a deceased Roth IRA owner, the 5-taxable-year period used to determine whether distributions are qualified or not is determined independently of the 5-year-taxable period for the beneficiary's own Roth IRAs. However, if a surviving spouse elects to treat the Roth IRA as his or her own, the 5-year-taxable period for all of the surviving spouse's Roth IRAs is the earlier of the end of either the 5-taxable-year period for the decedent or that applicable to the surviving spouse's own Roth IRAs.

  THE RULES FOR TAXING NON-QUALIFIED DISTRIBUTIONS AND PREMATURE DISTRIBUTIONS OF CONVERSION AMOUNTS FROM A ROTH IRA ARE COMPLEX. TO ENSURE THAT YOU RECEIVE THE TAX RESULT YOU DESIRE, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR BEFORE TAKING A DISTRIBUTION FROM A ROTH IRA.

K. LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions to a Regular IRA or to a Roth IRA, or "qualified distributions" from a Roth IRA), and is not eligible for the special tax rules under Code Section 402 on lump sum distributions which may be available for other types of Qualified Retirement Plans.

L. PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA, and if you receive a distribution of conversion amounts within the five-year period beginning with the year in which the conversion occurred, any amounts distributed that were taxable as a conversion in the year of conversion) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) distributions made on or after January 1, 1998 for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; or (7) qualified first-time home buyer distributions made on or after January 1, 1998 (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse. Generally, the part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. (SEE ROTH IRA EXCEPTIONS BELOW). Also, beginning January 1, 2000, distributions to satisfy a levy issued by the IRS will also be exempt from the 10% penalty tax.

  Distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

  Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (SEE TAXABILITY OF ROTH IRA DISTRIBUTIONS) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income. In addition, any conversion amounts distributed within the five-year period beginning with the year in which the conversion occurred, are subject to the 10% penalty tax even if the distribution is not currently taxable as income, unless one of the above mentioned exceptions to the penalty tax applies. The penalty tax will only apply to the amount of the conversion that was includable in income as a result of the conversion.

                                     QD- 8
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99

M. MINIMUM REQUIRED DISTRIBUTIONS: SEE PART II. F.1. AND F.2., NON-ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AND ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS. If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

N. GIFT AND ESTATE TAX CONSEQUENCES: The designation of a beneficiary to receive funds from a Regular or a Roth IRA is not considered a transfer subject to federal gift taxes. However, funds remaining in your IRA (Regular or Roth) at the time of your death are includable in your federal gross estate for tax purposes. In addition, if the owner of an IRA or Roth IRA transfers his or her IRA or Roth IRA to another individual by gift, the gift will be considered an assignment and cause the assets of the IRA or Roth IRA to be deemed distributed to the owner, and will no longer be treated as held in the IRA. The IRS has indicated that for gifts of a Roth IRA made prior to October 1, 1998, if the entire interest in the Roth IRA is reconveyed to the original Roth IRA owner prior to January 1, 1999, the IRS will disregard the gift and reconveyance for most tax purposes.

O. MAXIMUM DISTRIBUTIONS: The Taxpayer Relief Act of 1997 repealed both the 15% excess accumulation estate tax and excess distribution excise tax which previously applied to excess retirement plan accumulations at death and excess lifetime retirement plan distributions. These rules are repealed for plan distributions made and decedents who die after December 31, 1996.

P. TAX FILING-REGULAR IRAS: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

Q. TAX FILING-ROTH IRA: It is your responsibility to keep records of your regular and conversion contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You will need this information to calculate your taxable income if any, when distributions from the Roth IRA begin. For example, conversion contributions must be reported to the Service on Form 8606. Form 5329 is required to be filed to the Service by you to report and remit any penalty or excise taxes. Consult the instructions to your tax return or your tax advisor for additional reporting requirements that may apply.

R. TAX ADVICE: AVLIC is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult with your personal tax advisor regarding specific questions you may have.

  With respect to ROTH IRAS, you should be aware that Congress has recently enacted legislation that substantially revises the rules relating to distributions from and conversions to Roth IRAs which applies retroactive to January 1, 1998. Because of this, and because guidance regarding these changes has just recently been finalized by the Internal Revenue Service, you should consult with a tax advisor prior to establishing, making contributions to, or taking distributions from a Roth IRA, to ensure that you receive the tax result you anticipate.

S. ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV. STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: AVLIC will apply for approval from the Internal Revenue Service as to the form of OVERTURE ACCENT! Variable Annuity (Form 4880), for use in funding Regular IRA, SIMPLE IRA and Roth IRA plans. You may be required to accept a revised IRA endorsement if changes are required by the IRS during the approval process. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.

PART V. FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, OVERTURE ACCENT! Variable Annuity (Form 4880) offered by AVLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the general rule that penalties apply to withdrawals before age 59 1/2, subject to certain exceptions (see PART III; PREMATURE IRA DISTRIBUTIONS). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

                                     QD- 9
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.0%) or at higher rates declared by AVLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE SEPARATE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $0, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: A daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of .80% of the value of the average daily net assets of the Account. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: AVLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment, a contingent deferred sales charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

Total withdrawals in a policy year which exceed the greater of: 1) 10% of the accumulation value at the time of the withdrawal, or 2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge (withdrawal charge). Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

                                     QD- 10
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed in the following manner:

The charge will be a percentage of the premium payments withdrawn or annuitized.

CHARGE AS A % OF EACH   YEARS SINCE RECEIPT OF
   PREMIUM PAYMENT       EACH PREMIUM PAYMENT
---------------------   ----------------------
     8                             1
     8                             2
     8                             3
     7                             4
     7                             5
     6                             6
     5                             7
     4                             8
     2                             9
     0                            10+

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under the Life Annuity or Joint and Last Survivor Annuity Income Options.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum 7% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described above is imposed on certain partial and full withdrawals.

                                     QD- 11
                              IRA/SEP/SIMPLE/ROTH
                                  ACCENT! 2/99

AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
                            EMPLOYEE BENEFIT PLAN
                            INFORMATION STATEMENT
                            401(A) PENSION/PROFIT SHARING PLANS
--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Variable Life Insurance Company (AVLIC), as well as to describe certain fees and charges under the OVERTURE ACCENT! Policy being purchased from the Sales Representative.

The Sales Representative is appointed with AVLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to AVLIC applications for contracts, including applications for OVERTURE ACCENT!

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to OVERTURE ACCENT! (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/ Dealer is a maximum of up to 7% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described below is imposed on certain partial and full withdrawals.

ANNUAL POLICY FEE: An annual policy fee of $0 is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: The administrative fee is a daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge is guaranteed not to increase and is designed to reimburse AVLIC for administrative expenses of issuing, servicing and maintaining the policies. AVLIC does not expect to make a profit on either of these fees.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. AVLIC makes a daily charge equal to an annual rate of .80% of the value of the average daily net assets of the Account under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment(s), a contingent deferred sales charge is imposed unless waived on certain partial and full withdrawals, and upon certain annuitizations to cover expenses relating to Registered Representatives and promotional expenses.

Total withdrawals in a policy year which exceed the greater of: (1) 10% of the accumulation value at the time of the withdrawal, or (2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge. Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

                                     QD- 12
                                    PENSION
                                  ACCENT! 2/99

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed as a percentage of the premium payments withdrawn or annuitized as follows:

CHARGE AS A % OF EACH   YEARS SINCE RECEIPT OF
   PREMIUM PAYMENT       EACH PREMIUM PAYMENT
---------------------   ----------------------
     8                             1
     8                             2
     8                             3
     7                             4
     7                             5
     6                             6
     5                             7
     4                             8
     2                             9
     0                            10+

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under the Life Annuity or Joint and Last Survivor Annuity Income Options.

TAXES: AVLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account VA-2 purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account VA-2 will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.

                                     QD- 13
                                    PENSION
                                  ACCENT! 2/99

PART B                                                REGISTRATION NO. 333-46675

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-2
                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                    FLEXIBLE PREMIUM VARIABLE ANNUITY POLICY

                                   OFFERED BY

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
             (FORMERLY BANKERS LIFE ASSURANCE COMPANY OF NEBRASKA)
                           (A NEBRASKA STOCK COMPANY)
                                5900 "O" STREET
                            LINCOLN, NEBRASKA 68510
                                ---------------

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). You may obtain a copy of the Prospectus dated May 1, 1999, by writing Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-745-1112. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated: May 1, 1999

TABLE OF CONTENTS

                                                                PAGE
GENERAL INFORMATION AND HISTORY.............................      2
THE POLICY..................................................      2
     Accumulation Value.....................................      2
     Value of Accumulation Units............................      2
     Calculation of Performance Data........................      2
GENERAL MATTERS.............................................      8
     The Policy.............................................      8
     Non-Participating......................................      8
     Assignment.............................................      8
     Annuity Data...........................................      9
     Ownership..............................................      9
     Joint Annuitant........................................      9
     IRS Required Distributions.............................      9
FEDERAL TAX MATTERS.........................................      9
     Taxation of AVLIC......................................      9
     Tax Status of the Policies.............................      9
     Qualified Policies.....................................     10
DISTRIBUTION OF THE POLICY..................................     11
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................     11
AVLIC.......................................................     11
STATE REGULATION............................................     11
LEGAL MATTERS...............................................     11
EXPERTS.....................................................     11
OTHER INFORMATION...........................................     12
FINANCIAL STATEMENTS........................................     12

                                    ACCENT!

GENERAL INFORMATION AND HISTORY:

In order to supplement the description in the Prospectus, the following provides additional information concerning the company and its history.

As of April 1, 1996, AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company (AmerUs Life), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation.

AVLIC may publish in advertisements and reports to policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC.

THE POLICY

In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

ACCUMULATION VALUE
The Accumulation Value of a Policy on each valuation date is equal to:

(1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit value by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus;

(2) the amount deposited in the Fixed Account, plus interest; less

(3) any partial withdrawal, and its charge, made on the valuation date; less

(4) any annual policy fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

VALUE OF ACCUMULATION UNITS
The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount. The accumulation unit value of each Subaccount shall be calculated by:

(1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

(2) a daily charge of .002185% (equivalent to an annual rate of .80% of the average daily net assets) for mortality and expense risks; minus

(3) a daily charge of .0004098% (equivalent to an annual rate of .15% of the average daily net assets) as daily administrative fee; minus

(4) any applicable charge for federal and state income taxes, if any; and

(5) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

CALCULATION OF PERFORMANCE DATA
As disclosed in the prospectus, premium payments will be allocated to the Separate Account VA-2 which has twenty-six Subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund or the Variable Insurance Products Fund II (collectively the "Fidelity Funds"), the Alger American Fund , the MFS Variable Insurance Trust, the Morgan Stanley Dean Witter Universal Funds, Inc. ("The Funds"), or to the Fixed Account. From time to time AVLIC will advertise the performance data of the portfolios of the Funds.

                                    ACCENT!

Fidelity Management & Research Company (Fidelity) is the manager of the Fidelity Funds. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Alger American Funds are managed by Fred Alger Management, Inc. It stresses proprietary research by its large research team that follows approximately 1400 companies. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company. MFS is America's oldest mutual fund organization. Morgan Stanley Dean Witter Universal Funds, Inc. are managed by Morgan Stanley Dean Witter Investment Management Inc.

Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"). Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Standardized average annual total returns will be provided for the period since the subaccounts have been offered in the Separate Account. Total return data may be advertised based on the period of time that the underlying portfolios have been in existence. The Fidelity Service Class of some portfolios has been offered since November 3, 1997. However, performance will be advertised based upon the performance of the Initial Class of the portfolios. The results will reflect Initial Class Expenses for periods prior to November 3, 1997; and Service Class Expenses (including 12b-1 Expense) for periods after November 2, 1997. The results for any period prior to the Contract being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Contracts. The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

TOTAL RETURN
Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

The subaccounts will quote average annual returns for the period since offered in the Separate Account, after deducting charges at the Separate Account level. The average annual total returns will be computed by finding the average annual compounded rates of return over a period of one, five, and ten years, (or, if

                                    ACCENT!

less, up to the life of the portfolio), that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 + T)n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. This formula is used to obtain standardized average annual total return. The returns will reflect the mortality and expense risk charge (.80% on an annual basis), daily administrative fee at an annual rate of .15% and the annual policy fee. The presentation will show the average annual total return if you surrender the contract at the end of the period, and also if you do not surrender the contract.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/98

                                                                                               TEN YEARS OR SINCE
                                                                                                   OFFERED IN
                                                      ONE YEAR              FIVE YEAR           SEPARATE ACCOUNT
                                                --------------------   --------------------   --------------------
                                 SUBACCOUNT     SURRENDER              SURRENDER              SURRENDER
         PORTFOLIOS            INCEPTION DATE   CONTRACTS   CONTINUE   CONTRACTS   CONTINUE   CONTRACTS   CONTINUE
         ----------            --------------   ---------   --------   ---------   --------   ---------   --------
FIDELITY VIP
Equity-Income:
  Service Class                   10/23/87         2.48%     10.48%     16.88%      17.62%      14.50%*    14.50%*
Growth:
  Service Class                   10/23/87        30.04%     38.04%     19.89%      20.56%      18.26%*    18.26%*
High Income:
  Service Class                   10/23/87       -13.34%     -5.34%      6.67%       7.73%      10.00%*    10.00%*
Overseas:
  Service Class                   10/23/87         3.56%     11.56%      7.60%       8.63%       9.02%*     9.02%*
FIDELITY VIP II
Asset Manager:
  Service Class                    12/1/89         5.70%     13.70%      9.73%      10.67%      12.12%     12.12%
Inv. Grade Bond                     6/1/91        -0.20%      7.80%      4.54%       5.69%       6.78%      7.12%
Asset Manager:
  Growth:
Service Class                       8/1/95         7.97%     15.97%      NA          NA         17.77%     19.13%
Index 500                           8/1/95        19.10%     27.10%      NA          NA         25.58%     26.74%
Contrafund:
Service Class                       8/1/95        20.66%     28.66%      NA          NA         20.80%     22.08%
ALGER AMERICAN FUND
Growth                              5/1/92        38.68%     46.68%     22.11%      22.73%      22.74%     22.97%
Income and Growth                   5/1/92        23.14%     31.14%     19.94%      20.61%      18.13%     18.42%
Small Capitalization                5/1/92         6.44%     14.44%     11.12%      12.02%      13.89%     14.25%
Balanced                            5/1/93        22.27%     30.27%     14.50%      15.31%      14.75%     15.30%
MidCap Growth                       5/1/93        21.07%     29.07%     17.13%      17.86%      21.91%     22.33%
Leveraged AllCap                    8/1/95        48.34%     56.34%      NA          NA         25.53%     26.70%
MFS Variable Ins. Trust
  Emerging Growth                   8/1/95        24.90%     32.90%      NA          NA         24.29%     25.49%
Utilities                           8/1/95         8.96%     16.96%      NA          NA         22.04%     23.29%
Global Governments                  8/1/95        -1.12%      6.88%      NA          NA          0.99%      2.94%
Research                            5/1/97        14.22%     22.22%      NA          NA         19.54%     23.74%
Growth With Income                  5/1/97        13.16%     21.17%      NA          NA         21.75%     25.91%
MORGAN STANLEY DEAN WITTER
  UNIVERSAL FUNDS, INC.
Emerging Markets Equity             5/1/97       -32.93%    -24.93%      NA          NA        -17.55%    -13.17%
Global Equity                       5/1/97         4.40%     12.40%      NA          NA         12.13%     15.66%
International Magnum                5/1/97        -0.44%      7.56%      NA          NA          3.13%      6.95%
Asian Equity                        5/1/97       -15.94%     -7.95%      NA          NA        -38.09%    -31.70%
U.S. Real Estate                    5/1/97       -20.89%    -12.89%      NA          NA         -0.43%      4.30%

---------------
* 10 Year Figure

                                    ACCENT!

PERFORMANCE
Quotations of average annual total return may also be shown for a subaccount for periods prior to the date the portfolio was offered through the Separate Account, based upon the actual historical performance of the mutual fund portfolio in which that subaccount invests. This information reflects all actual charges and deductions of the mutual fund portfolio and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these portfolios for all the periods indicated. This is calculated in a manner similar to standardized average annual total return except the total return is based on an initial investment of $60,000. The following table shows the historical average annual total return on an investment in the subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1998.

                                    ACCENT!

      HISTORICAL AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING ON 12/31/98

                                                                                               TEN YEARS OR SINCE
                                                                                                   OFFERED IN
                                                      ONE YEAR              FIVE YEAR           SEPARATE ACCOUNT
                                                --------------------   --------------------   --------------------
                                 SUBACCOUNT     SURRENDER              SURRENDER              SURRENDER
         PORTFOLIOS            INCEPTION DATE   CONTRACTS   CONTINUE   CONTRACTS   CONTINUE   CONTRACTS   CONTINUE
         ----------            --------------   ---------   --------   ---------   --------   ---------   --------
FIDELITY VIP
Equity-Income:
  Service Class                    10/9/86         2.48%     10.48%     16.88%      17.62%      14.50%*    14.50%*
Growth:
  Service Class                    10/9/86        30.04%     38.04%     19.89%      20.56%      18.26%*    18.26%*
High Income:
  Service Class                    9/19/85       -13.34%     -5.34%      6.67%       7.73%      10.00%*    10.00%*
Overseas:
  Service Class                    1/28/87         3.56%     11.56%      7.60%       8.63%       9.02%*     9.02%*
FIDELITY VIP II
Asset Manager:
  Service Class                     9/6/89         5.70%     13.70%      9.73%      10.67%      11.87%     11.87%
Inv. Grade Bond                    12/5/88        -0.20%      7.80%      4.54%       5.69%       7.31%*     7.31%*
Asset Manager:
Growth:
  Service Class                     1/3/95         7.97%     15.97%      NA          NA         19.11%     20.14%
Index 500                          8/27/92        19.10%     27.10%     21.92%      22.55%      19.71%     20.01%
Contrafund:
Service Class                       1/3/95        20.66%     28.66%      NA          NA         26.51%     27.37%
ALGER AMERICAN FUND
Growth                              1/9/89        38.68%     46.68%     22.11%      22.73%      20.92%     20.92%
Income and Growth                 11/15/88        23.14%     31.14%     19.94%      20.61%      14.52%*    14.52%*
Small Capitalization               9/21/88         6.44%     14.44%     11.12%      12.02%      18.70%*    18.70%*
Balanced                            9/5/89        22.27%     30.27%     14.50%      15.31%      10.96%     10.96%
MidCap Growth                       5/3/93        21.07%     29.07%     17.13%      17.86%      21.91%     22.33%
Leveraged AllCap                   1/25/95        48.34%     56.34%      NA          NA         37.34%     38.03%
MFS VARIABLE INS. TRUST
Emerging Growth                    7/24/95        24.90%     32.90%      NA          NA         24.15%     25.34%
Utilities                           1/3/95         8.96%     16.96%      NA          NA         23.27%     24.20%
Global Governments                 6/14/94        -1.12%      6.88%      NA          NA          3.23%      4.57%
Research                           7/26/95        14.22%     22.22%      NA          NA         20.05%     21.34%
Growth With Income                 10/9/95        13.17%     21.17%      NA          NA         23.43%     24.76%
MORGAN STANLEY DEAN WITTER
  UNIVERSAL FUNDS, INC.
Emerging Markets Equity            10/1/96       -32.93%    -24.93%      NA          NA        -17.55%    -13.17%
Global Equity                       1/7/97         4.40%     12.40%      NA          NA         12.13%     15.66%
International Magnum                1/7/92        -0.44%      7.56%      NA          NA          3.13%      6.95%
Asian Equity                        3/3/97       -15.94%     -7.94%      NA          NA        -36.48%    -30.35%
U.S. Real Estate                    3/3/97       -20.89%    -12.89%      NA          NA         -3.34%      1.08%

---------------
* 10 Year Figure

In addition to average annual returns, the subaccounts may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. The cumulative total return on an investment in the subaccount will be shown for the period of one, five and ten years (or, if less, up to the life of the portfolio). The returns will reflect the mortality and expense risk charge (.80% on an annual basis), daily administration fee at an annual rate of .15%, and the annual policy fee. Cumulative total returns do not reflect the Contingent Declared Sales Charge.

The following table shows the historical cumulative total return on an investment of $60,000 in the subaccounts for the last year, five years, ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1998.

                                    ACCENT!

        HISTORICAL CUMULATIVE TOTAL RETURN FOR PERIOD ENDING ON 12/31/98

                                                                                             10 YEARS OR
                    PORTFOLIOS                         INCEPTION    ONE YEAR    FIVE YEAR    LIFE OF FUND
                    ----------                         ---------    --------    ---------    ------------
FIDELITY VIP
Equity-Income:
  Service Class                                         10/9/86      10.48%      125.13%       287.76%*
Growth:
  Service Class                                         10/9/86      38.04%      154.67%       435.31%*
High Income:
  Service Class                                         9/19/85      -5.34%       45.08%       159.54%*
Overseas:
  Service Class                                         1/28/87      11.56%       51.24%       137.18%*
FIDELITY VIP II
Asset Manager:
  Service Class                                          9/6/89      13.70%       66.05%       184.64%
Inv. Grade Bond                                         12/5/88       7.80%       31.88%       102.60%*
Asset Manager:
Growth:
  Service Class                                          1/3/95      15.97%        NA          108.09%
Index 500                                               8/27/92      27.10%      176.44%       218.24%
Contrafund:
  Service Class                                          1/3/95      28.66%        NA          162.83%
ALGER AMERICAN FUND
Growth                                                   1/9/89      46.68%      178.45%       565.90%
Income and Growth                                      11/15/88      31.14%      155.22%       288.12%*
Small Capitalization                                    9/21/88      14.44%       76.42%       455.97%*
Balanced                                                 9/5/89      30.27%       103.84       163.87%
MidCap Growth                                            5/3/93      29.07%      127.43%       213.27%
Leveraged AllCap                                        1/25/95      56.34%        NA          255.40%
MFS VARIABLE INS. TRUST
Emerging Growth                                         7/24/95      32.90%        NA          117.51%
Utilities                                                1/3/95      16.96%        NA          137.67%
Global Governments                                      6/14/94       6.88%        NA           22.55%
Research                                                7/26/95      22.22%        NA           94.38%
Growth With Income                                      10/9/95      21.17%        NA          104.36%
MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
Emerging Markets Equity                                 10/1/96     -24.93%        NA          -27.22%
Global Equity                                            1/2/97      12.40%        NA           33.66%
International Magnum                                     1/2/97       7.56%        NA           14.35%
Asian Equity                                             3/3/97      -7.94%        NA          -48.41%
U.S. Real Estate                                         3/3/97     -12.89%        NA            1.98%

---------------
*  10 Year Figure

The net average yield for the 7-day period ended December 31, 1998 for the Money Market Fund was 4.13% and the net effective yield for the 7-day period ended December 31, 1998 for the Money Market Fund was 4.21%.

YIELDS
Some subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load.

                                    ACCENT!

Current yield for Money Market subaccount reflects the income generated by a subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

Current yield for subaccounts other than the Money Market subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:

                         YIELD = 2[( a - b + 1)(6) - 1]
                                         cd

Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period. The yield reflects the mortality and expense risk charge and the annual policy fee.

GENERAL MATTERS

THE POLICY
The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

NON-PARTICIPATING
The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of AVLIC.

ASSIGNMENT
Any policy, if permitted by the plan or by law relevant to the plan applicable to a qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. AVLIC is not responsible for the validity of any assignment. No assignment will be recognized until AVLIC receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, not withstanding any settlement agreement in effect at the time the assignment was executed. AVLIC shall not be liable as to any payment or other settlement made by AVLIC before receipt of written notice.

                                    ACCENT!

ANNUITY DATA
AVLIC will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to AVLIC.

OWNERSHIP
The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During the annuitant's lifetime, all rights and privileges under this Policy may be exercised solely by the owner. Ownership passes to the owner's designated beneficiary upon the death of the owner(s). If the owner has not named an owner's designated beneficiary, or if no such beneficiary is living, the ownership passes to the owner's estate. From time to time AVLIC may require proof that the owner is still living.

In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

JOINT ANNUITANT
The owner may, by written request at least 30 days prior to the annuity date, name a joint annuitant. Such joint annuitant must meet AVLIC's underwriting requirements. An annuitant may not be replaced. The annuity date shall be determined based on the date of birth of the annuitant.

IRS REQUIRED DISTRIBUTIONS
If the owner dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed to the owner's designated beneficiary as described in this section so that the Policy qualifies as an annuity under the Code.

If the death occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the death occurs before the annuity date, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary.

The owner's designated beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. AVLIC reserves the right to require proof of death.

If the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the surviving spouse will be treated as the original owner for purposes of applying the above distribution requirements.

FEDERAL TAX MATTERS

TAXATION OF AVLIC
AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from AVLIC and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, AVLIC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

TAX STATUS OF THE POLICIES
Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and AVLIC will not be treated as the owner of the assets of the Separate Account unless the investments made by the

                                    ACCENT!

Separate Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified" any increase in the value of a variable annuity contract will be taxed to the owner currently. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by Treasury regulations which affect how the Funds' assets may be invested. Although AVLIC does not control the Funds, it has entered into an agreement regarding participation in the Funds, which requires the Fund to be operated in compliance with the requirements prescribed by the Treasury.

QUALIFIED POLICIES
The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

a. H.R. 10 Plans -- Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

     The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

b. Individual Retirement Annuities -- Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

c. Roth IRAs -- Section 408A of the Code permits certain individuals to an individual retirement program known as a "Roth Individual Retirement Annuity" or a "Roth IRA." Roth IRAs are subject to limits on eligibility and maximum contributions. Unlike regular IRAs, Roth IRAs are not subject to minimum distribution requirements at age 70 1/2. In addition, certain qualified distributions from a Roth IRA may not be subject to federal income tax on withdrawal. Distributions from other types of qualified plans may not, as a general rule, be rolled over to a Roth IRA. However, a regular IRA can be converted to a Roth IRA in certain circumstances. Sales of a Policy for use as a Roth IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Roth IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

d. SIMPLE IRAs -- Section 408(p) of the Code permits certain small employers to establish a "SIMPLE Individual Annuity" or "SIMPLE IRA" plan for the benefit of its eligible employees. Employers who maintain SIMPLE IRA plans make a specified amount of either matching or non-elective contributions to SIMPLE IRAs of eligible employees. Employees may also make salary deferred contributions to their SIMPLE IRAs. The Code specifies limits on eligibility, contributions, and the timing of distributions, among other things. Sales of SIMPLE IRAs may be subject to special requirements of the Internal Revenue Service. Purchasers of a SIMPLE IRA Policy will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

e. Corporation Pension and Profit Sharing Plans -- Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

                                    ACCENT!

DISTRIBUTION OF THE POLICY

Ameritas Investment Corp., the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Ameritas Investment Corp. is wholly owned by AMAL Corporation, which also owns AVLIC.

The Policies are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, and properly licensed banking institutes that have entered into agreements with Ameritas Investment Corp. The offering of the Policies is continuous and Ameritas Investment Corp. does not anticipate discontinuing the offering of this policy. However, Ameritas Investment Corp. does reserve the right to discontinue the offering of the policies.

Compensation for the Policies and for all other variable annuity policies issued by AVLIC totaled $16,527,487 for 1998; $11,961,951 for 1997; and $10,067,075 for
1996.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

Title to assets of the Separate Account is held by AVLIC. The assets are kept physically segregated and held separate and apart from AVLIC's general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of AVLIC. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.

AVLIC

All the stock of AVLIC is owned by AMAL Corporation located in the state of Nebraska. AVLIC has entered into a Management and Administrative Service Agreement with Ameritas Life and AmerUs Life, to provide certain services at estimated cost to AVLIC to assist with the administration of the Policies and the Separate Account.

STATE REGULATION

AVLIC is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of AVLIC as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of AVLIC, including the liabilities and reserves of the Separate Account.

In addition, AVLIC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.

LEGAL MATTERS

All matters of Nebraska law pertaining to the validity of the Policy and AVLIC's right to issue such Policies under Nebraska law have been passed upon by Norman
M. Krivosha, Secretary and General Counsel of AVLIC.

EXPERTS

The financial statements of AVLIC as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account VA-2 as of December 31, 1998, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                    ACCENT!

OTHER INFORMATION

A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of AVLIC, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    ACCENT!

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1998, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1998, and the results of its operations and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 5, 1999

                                     F-I-1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

ASSETS
INVESTMENTS AT NET ASSET VALUE:
  VARIABLE INSURANCE PRODUCTS FUND:
     Money Market Portfolio Initial Class (Money Market
      I-Class) -- 83,957,576.23 shares at $1.00 per share
      (cost $83,957,576)....................................  $   83,957,576
     Equity-Income Portfolio Initial Class (Equity Income
      I-Class) -- 7,310,168.164 shares at $25.42 per share
      (cost $118,269,454)...................................     185,824,475
     Equity-Income Portfolio Service Class (Equity Income
      S-Class) -- 137,879.292 shares at $25.39 per share
      (cost $3,264,000).....................................       3,500,755
     Growth Portfolio Initial Class (Growth I-Class) --
      3,655,507.381 shares at $44.87 per share (cost
      $81,895,186)..........................................     164,022,616
     Growth Portfolio Service Class (Growth S-Class) --
      51,779.065 shares at $44.82 per share (cost
      $1,981,286)...........................................       2,320,738
     High Income Portfolio Initial Class (High Income
      I-Class) -- 4,839,967.104 shares at $11.53 per share
      (cost $51,150,901)....................................      55,804,820
     High Income Portfolio Service Class (High Income
      S-Class) -- 173,277.599 shares at $11.51 per share
      (cost $1,978,161).....................................       1,994,425
     Overseas Portfolio Initial Class (Overseas I-Class) --
      2,859,039.227 shares at $20.05 per share (cost
      $38,788,292)..........................................      57,323,737
     Overseas Portfolio Service Class (Overseas S-Class) --
      36,742.223 shares at $20.03 per share (cost
      $709,400).............................................         735,947
  VARIABLE INSURANCE PRODUCTS FUND II:
     Asset Manager Portfolio Initial Class (Asset Manager
      I-Class) -- 8,179,278.614 shares at $18.16 per share
      (cost $111,240,959)...................................     148,535,700
     Asset Manager Portfolio Service Class (Asset Manager
      S-Class) -- 111,558.654 shares at $18.10 per share
      (cost $1,887,022).....................................       2,019,212
     Investment Grade Bond Portfolio Initial Class
      (Investment Grade Bond I-Class) -- 4,432,351.864
      shares at $12.96 per share (cost $53,051,995).........      57,443,280
     Contrafund Portfolio Initial Class (Contrafund I-Class)
      -- 3,150,362.284 shares at $24.44 per share (cost
      $52,420,562)..........................................      76,994,855
     Contrafund Portfolio Service Class (Contrafund S-Class)
      -- 111,439.527 shares at $24.42 per share (cost
      $2,348,103)...........................................       2,721,353
     Index 500 Portfolio Initial Class (Index 500 I-Class)
      -- 819,191.106 shares at $141.25 per share (cost
      $84,061,136)..........................................     115,710,743
     Asset Manager Growth Portfolio Initial Class (Asset
      Mgr. Growth I-Class) -- 887,480.881 shares at $17.03
      per share (cost $12,119,068)..........................      15,113,798
     Asset Manager Growth Portfolio Service Class (Asset
      Mgr. Growth S-Class) -- 38,568.028 shares at $16.96
      per share (cost $604,388).............................         654,115

The accompanying notes are an integral part of these financial statements.

                                     F-I- 2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

ASSETS, CONTINUED

  ALGER AMERICAN FUND:
     Small Capitalization Portfolio (Small Capital) --
      1,622,219.084 shares at $43.97 per share (cost
      $51,137,188)..........................................      71,328,974
     Growth Portfolio (Growth) -- 1,934,879.114 shares at
      $53.22 per share (cost $66,162,226)...................     102,974,266
     Income and Growth Portfolio (Income and Growth) --
      2,977,458.762 shares at $13.12 per share (cost
      $31,292,193)..........................................      39,064,260
     Midcap Growth Portfolio (Midcap Growth) --
      1,499,741.532 shares at $28.87 per share (cost
      $28,866,155)..........................................      43,297,539
     Balanced Portfolio (Balanced) -- 1,376,246.463 shares
      at $12.98 per share (cost $15,052,110)................      17,863,678
     Leveraged Allcap Portfolio (Leveraged Allcap) --
      510,356.079 shares at $34.90 per share (cost
      $11,068,959)..........................................      17,811,427
  MFS VARIABLE INSURANCE TRUST:
     Emerging Growth Series Portfolio (Emerging Growth
      Series) -- 2,708,896.576 shares at $21.47 per share
      (cost $38,869,413)....................................      58,160,009
     World Governments Series Portfolio (World Govern.
      Series) -- 336,831.365 shares at $10.88 per share
      (cost $3,494,899).....................................       3,664,726
     Utilities Series Portfolio (Utilities Series) --
      1,721,761.046 shares at $19.82 per share (cost
      $28,683,078)..........................................      34,125,303
     Research Series Portfolio (Research Series) --
      807,540.107 shares at $19.05 per share (cost
      $13,362,814)..........................................      15,383,640
     Growth with Income Series Portfolio (Growth with Inc.
      Series) -- 1,373,397.787 shares at $20.11 per share
      (cost $22,839,491)....................................      27,619,029
  MORGAN STANLEY UNIVERSAL FUNDS:
     Asian Equity Portfolio (Asian Equity) -- 242,829.800
      shares at $5.23 per share (cost $1,592,188)...........       1,270,000
     Emerging Markets Equity Portfolio (Emerg. Mkts. Equity)
      -- 366,678.867 shares at $7.11 per share (cost
      $4,247,629)...........................................       2,607,086
     Global Equity Portfolio (Global Equity) -- 634,535.152
      shares at $13.14 per share (cost $7,776,758)..........       8,337,792
     International Magnum Portfolio (International Magnum)
      -- 500,621.227 shares at $11.23 per share (cost
      $5,692,851)...........................................       5,621,976
     U.S. Real Estate Portfolio (US Real Estate) --
      304,846.573 shares at $9.80 per share (cost
      $3,372,376)...........................................       2,987,497
                                                              --------------
          Net Assets Representing Equity of Policyowners....  $1,426,795,347
                                                              ==============

The accompanying notes are an integral part of these financial statements.

                                     F-I- 3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   VARIABLE INSURANCE PRODUCTS FUND
                                                               ----------------------------------------
                                                                  MONEY         EQUITY         EQUITY
                                                                 MARKET         INCOME         INCOME
                                                  TOTAL          I-CLASS        I-CLASS      S-CLASS(1)
                                               ------------    -----------    -----------    ----------
                   1998
INVESTMENT INCOME:
  Dividend distributions received..........    $ 22,110,883    $ 4,909,957    $ 2,456,196     $     --
  Mortality and expense risk charge........     (15,831,212)    (1,194,527)    (2,339,350)      (7,417)
                                               ------------    -----------    -----------     --------
NET INVESTMENT INCOME (LOSS)...............       6,279,671      3,715,430        116,846       (7,417)
                                               ------------    -----------    -----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on
     investments...........................      78,731,557             --      8,741,168           --
  Net change in unrealized appreciation
     (depreciation)........................     135,562,898             --      8,490,127      236,755
                                               ------------    -----------    -----------     --------
NET GAIN (LOSS) ON INVESTMENTS.............     214,294,455             --     17,231,295      236,755
                                               ------------    -----------    -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................    $220,574,126    $ 3,715,430    $17,348,141     $229,338
                                               ============    ===========    ===========     ========
                   1997
INVESTMENT INCOME:
  Dividend distributions received..........    $ 18,333,107    $ 3,951,302    $ 2,247,348     $     --
  Mortality and expense risk charge........     (12,015,158)      (951,568)    (1,978,672)          --
                                               ------------    -----------    -----------     --------
NET INVESTMENT INCOME (LOSS)...............       6,317,949      2,999,734        268,676           --
                                               ------------    -----------    -----------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on
     investments...........................      34,973,424             --     11,299,164           --
  Net change in unrealized appreciation
     (depreciation)........................     118,096,018             --     24,959,276           --
                                               ------------    -----------    -----------     --------
NET GAIN (LOSS) ON INVESTMENTS.............     153,069,442             --     36,258,440           --
                                               ------------    -----------    -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................    $159,387,391    $ 2,999,734    $36,527,116     $     --
                                               ============    ===========    ===========     ========

---------------
(1) Commenced business 06/15/98
(2) Commenced business 06/23/98
(3) Commenced business 06/23/98
(4) Commenced business 07/07/98

The accompanying notes are an integral part of these financial statements.

                                     F-I- 4

                          VARIABLE INSURANCE PRODUCTS FUND
    -----------------------------------------------------------------------------
                                  HIGH          HIGH
      GROWTH        GROWTH       INCOME        INCOME      OVERSEAS     OVERSEAS
      I-CLASS     S-CLASS(2)     I-CLASS     S-CLASS(3)    I-CLASS     S-CLASS(4)
    -----------   ----------   -----------   ----------   ----------   ----------
    $   605,437    $     --    $ 4,330,339    $    --     $1,140,373    $    --
     (1,732,129)     (4,565)      (690,007)    (3,896)      (736,427)    (1,477)
    -----------    --------    -----------    -------     ----------    -------
     (1,126,692)     (4,565)     3,640,332     (3,896)       403,946     (1,477)
    -----------    --------    -----------    -------     ----------    -------
     15,836,955          --      2,751,569         --      3,361,100         --
     29,131,150     339,452     (7,886,561)    16,265      4,670,094     26,547
    -----------    --------    -----------    -------     ----------    -------
     44,968,105     339,452     (5,134,992)    16,265      8,031,194     26,547
    -----------    --------    -----------    -------     ----------    -------
    $43,841,413    $334,887    $(1,494,660)   $12,369     $8,435,140    $25,070
    ===========    ========    ===========    =======     ==========    =======
    $   833,612    $     --    $ 3,454,785    $    --     $  920,980    $    --
     (1,491,200)         --       (640,776)        --       (738,232)        --
    -----------    --------    -----------    -------     ----------    -------
       (657,588)         --      2,814,009         --        182,748         --
    -----------    --------    -----------    -------     ----------    -------
      3,731,404          --        426,996         --      3,656,013         --
     19,009,272          --      4,550,641         --      3,210,442         --
    -----------    --------    -----------    -------     ----------    -------
     22,740,676          --      4,977,637         --      6,866,455         --
    -----------    --------    -----------    -------     ----------    -------
    $22,083,088    $     --    $ 7,791,646    $    --     $7,049,203    $    --
    ===========    ========    ===========    =======     ==========    =======

                                     F-I- 5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                          VARIABLE INSURANCE PRODUCTS FUND II
                                                 ------------------------------------------------------
                                                    ASSET         ASSET       INVESTMENT
                                                   MANAGER       MANAGER      GRADE BOND    CONTRAFUND
                                                   I-CLASS      S-CLASS(1)     I-CLASS        I-CLASS
                                                 -----------    ----------    ----------    -----------
                    1998
INVESTMENT INCOME:
  Dividend distributions received............    $ 4,583,852     $     --     $1,731,957    $   350,465
  Mortality and expense risk charge..........     (1,858,697)      (4,137)      (594,742)      (813,557)
                                                 -----------     --------     ----------    -----------
NET INVESTMENT INCOME (LOSS).................      2,725,155       (4,137)     1,137,215       (463,092)
                                                 -----------     --------     ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments....     13,751,556           --        205,487      2,578,421
  Net change in unrealized appreciation
     (depreciation)..........................      2,204,967      132,190      2,019,428     13,791,602
                                                 -----------     --------     ----------    -----------
NET GAIN (LOSS) ON INVESTMENTS...............     15,956,523      132,190      2,224,915     16,370,023
                                                 -----------     --------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $18,681,678     $128,053     $3,362,130    $15,906,931
                                                 ===========     ========     ==========    ===========
                    1997
INVESTMENT INCOME:
  Dividend distributions received............    $ 4,269,843     $     --     $1,567,477    $   238,666
  Mortality and expense risk charge..........     (1,677,072)          --       (353,893)      (505,870)
                                                 -----------     --------     ----------    -----------
NET INVESTMENT INCOME (LOSS).................      2,592,771           --      1,213,584       (267,204)
                                                 -----------     --------     ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments....     10,710,793           --             --        630,759
  Net change in unrealized appreciation
     (depreciation)..........................     10,040,817           --        877,219      7,170,889
                                                 -----------     --------     ----------    -----------
NET GAIN (LOSS) ON INVESTMENTS...............     20,751,610           --        877,219      7,801,648
                                                 -----------     --------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $23,344,381     $     --     $2,090,803    $ 7,534,444
                                                 ===========     ========     ==========    ===========

---------------
(1) Commenced business 06/25/98
(2) Commenced business 06/25/98
(3) Commenced business 06/25/98

The accompanying notes are an integral part of these financial statements.

                                     F-I- 6

                VARIABLE INSURANCE PRODUCTS FUND II                          ALGER AMERICAN FUND
    -----------------------------------------------------------    ----------------------------------------
                                 ASSET MANAGER    ASSET MANAGER
    CONTRAFUND     INDEX 500        GROWTH           GROWTH           SMALL                      INCOME AND
    S-CLASS(2)      I-CLASS         I-CLASS        S-CLASS(3)        CAPITAL        GROWTH         GROWTH
    ----------    -----------    -------------    -------------    -----------    -----------    ----------
     $     --     $   786,943     $  297,859         $    --       $        --    $   173,339    $  104,987
       (4,856)     (1,123,527)      (196,347)         (1,275)         (803,975)      (945,575)     (404,776)
     --------     -----------     ----------         -------       -----------    -----------    ----------
       (4,856)       (336,584)       101,512          (1,275)         (803,975)      (772,236)     (299,789)
     --------     -----------     ----------         -------       -----------    -----------    ----------
           --       1,822,698      1,392,928              --         8,752,723     10,592,649     2,904,643
      373,250      19,083,799        634,145          49,726         2,183,950     18,379,701     5,691,621
     --------     -----------     ----------         -------       -----------    -----------    ----------
      373,250      20,906,497      2,027,073          49,726        10,936,673     28,972,350     8,596,264
     --------     -----------     ----------         -------       -----------    -----------    ----------
     $368,394     $20,569,913     $2,128,585         $48,451       $10,132,698    $28,200,114    $8,296,475
     ========     ===========     ==========         =======       ===========    ===========    ==========
     $     --     $   238,743     $       --         $    --       $        --    $   156,764    $   77,900
           --        (585,714)      (127,412)             --          (763,410)      (650,590)     (236,367)
     --------     -----------     ----------         -------       -----------    -----------    ----------
           --        (346,971)      (127,412)             --          (763,410)      (493,826)     (158,467)
     --------     -----------     ----------         -------       -----------    -----------    ----------
           --         484,440          7,452              --         2,112,658        283,904       644,447
           --      11,124,629      2,228,379              --         5,974,644     10,340,154     4,535,877
     --------     -----------     ----------         -------       -----------    -----------    ----------
           --      11,609,069      2,235,831              --         8,087,302     10,624,058     5,180,324
     --------     -----------     ----------         -------       -----------    -----------    ----------
     $     --     $11,262,098     $2,108,419         $    --       $ 7,323,892    $10,130,232    $5,021,857
     ========     ===========     ==========         =======       ===========    ===========    ==========

                                     F-I- 7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                      ALGER AMERICAN FUND
                                                            ---------------------------------------
                                                              MIDCAP                     LEVERAGED
                                                              GROWTH        BALANCED       ALLCAP
                          1998                              -----------    ----------    ----------
INVESTMENT INCOME:
  Dividend distributions received.......................    $        --    $  158,910    $       --
  Mortality and expense risk charge.....................       (483,549)     (152,734)     (147,668)
                                                            -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)............................       (483,549)        6,176      (147,668)
                                                            -----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments...............      3,119,502       705,874       437,518
  Net change in unrealized appreciation
     (depreciation).....................................      6,907,531     2,653,456     5,190,038
                                                            -----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS..........................     10,027,033     3,359,330     5,627,556
                                                            -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................    $ 9,543,484    $3,365,506    $5,479,888
                                                            ===========    ==========    ==========
                          1997
INVESTMENT INCOME:
  Dividend distributions received.......................    $    17,621    $   72,040    $       --
  Mortality and expense risk charge.....................       (416,023)      (83,767)     (107,315)
                                                            -----------    ----------    ----------
NET INVESTMENT INCOME (LOSS)............................       (398,402)      (11,727)     (107,315)
                                                            -----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments...............        429,680        97,681            --
  Net change in unrealized appreciation
     (depreciation).....................................      3,558,421       937,442     1,319,217
                                                            -----------    ----------    ----------
NET GAIN (LOSS) ON INVESTMENTS..........................      3,988,101     1,035,123     1,319,217
                                                            -----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................    $ 3,589,699    $1,023,396    $1,211,902
                                                            ===========    ==========    ==========

---------------
(1) Commenced business 05/01/97
(2) Commenced business 05/01/97
(3) Commenced business 05/12/97
(4) Commenced business 05/01/97

The accompanying notes are an integral part of these financial statements.

                                     F-I- 8

                                                                                      MORGAN STANLEY
                           MFS VARIABLE INSURANCE TRUST                              UNIVERSAL FUNDS
     -------------------------------------------------------------------------   ------------------------
       EMERGING          WORLD        UTILITIES     RESEARCH     GROWTH WITH       ASIAN     EMERG. MKTS.
     GROWTH SERIES   GOVERN. SERIES     SERIES     SERIES(1)    INC. SERIES(2)   EQUITY(3)    EQUITY(4)
     -------------   --------------   ----------   ----------   --------------   ---------   ------------
      $        --       $ 33,336      $  245,880   $   13,758     $       --     $  14,136   $    15,303
         (611,693)       (35,811)       (308,735)    (130,753)      (265,114)      (15,708)      (40,749)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
         (611,693)        (2,475)        (62,855)    (116,995)      (265,114)       (1,572)      (25,446)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
          385,947             --       1,117,922      180,422             --            --            --
       13,357,575        172,955       2,524,701    1,891,547      4,105,744       (41,512)     (979,576)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
       13,743,522        172,955       3,642,623    2,071,969      4,105,744       (41,512)     (979,576)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
      $13,131,829       $170,480      $3,579,768   $1,954,974     $3,840,630     $ (43,084)  $(1,005,022)
      ===========       ========      ==========   ==========     ==========     =========   ===========
      $        --       $ 23,328      $       --   $       --     $   55,234     $   1,300   $    20,729
         (383,765)       (23,313)       (123,508)     (21,546)       (65,442)       (3,852)      (17,436)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
         (383,765)            15        (123,508)     (21,546)       (10,208)       (2,552)        3,293
      -----------       --------      ----------   ----------     ----------     ---------   -----------
               --         10,575              --           --        258,379            --        91,711
        5,563,031        (36,397)      2,737,314      129,278        673,794      (280,675)     (660,966)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
        5,563,031        (25,822)      2,737,314      129,278        932,173      (280,675)     (569,255)
      -----------       --------      ----------   ----------     ----------     ---------   -----------
      $ 5,179,266       $(25,807)     $2,613,806   $  107,732     $  921,965     $(283,227)  $  (565,962)
      ===========       ========      ==========   ==========     ==========     =========   ===========

                                     F-I- 9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                        MORGAN STANLEY UNIVERSAL FUNDS          DREYFUS
                                                    ---------------------------------------    ---------
                                                     GLOBAL      INTERNATIONAL    U.S. REAL      STOCK
                                                    EQUITY(1)      MAGNUM(2)      ESTATE(3)      INDEX
                                                    ---------    -------------    ---------      -----
                       1998
INVESTMENT INCOME:
  Dividend distributions received.................  $ 54,910       $  17,781      $  85,165    $      --
  Mortality and expense risk charge...............   (78,584)        (59,173)       (39,682)          --
                                                    --------       ---------      ---------    ---------
NET INVESTMENT INCOME (LOSS)......................   (23,674)        (41,392)        45,483           --
                                                    --------       ---------      ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments.........    46,830          19,782         25,863           --
  Net change in unrealized appreciation
     (depreciation)...............................   530,951         207,777       (526,497)          --
                                                    --------       ---------      ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS....................   577,781         227,559       (500,634)          --
                                                    --------       ---------      ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $554,107       $ 186,167      $(455,151)   $      --
                                                    ========       =========      =========    =========
                       1997
INVESTMENT INCOME:
  Dividend distributions received.................  $ 18,981       $  86,248      $  42,620    $  37,586
  Mortality and expense risk charge...............   (12,407)        (14,166)       (12,020)     (29,822)
                                                    --------       ---------      ---------    ---------
NET INVESTMENT INCOME (LOSS)......................     6,574          72,082         30,600        7,764
                                                    --------       ---------      ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments.........    40,539           5,746         51,083           --
  Net change in unrealized appreciation
     (depreciation)...............................    30,082        (278,652)       141,617      240,273
                                                    --------       ---------      ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS....................    70,621        (272,906)       192,700      240,273
                                                    --------       ---------      ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $ 77,195       $(200,824)     $ 223,300    $ 248,037
                                                    ========       =========      =========    =========

---------------
(1) Commenced business 05/02/97
(2) Commenced business 05/01/97
(3) Commenced business 05/01/97

                                    F-I- 10

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I- 11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  VARIABLE INSURANCE PRODUCTS FUND
                                                             -------------------------------------------
                                                                                                EQUITY
                                                             MONEY MARKET    EQUITY INCOME      INCOME
                                               TOTAL           I-CLASS          I-CLASS       S-CLASS(1)
                                           --------------    ------------    -------------    ----------
                 1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).........    $    6,279,671    $  3,715,430    $    116,846     $   (7,417)
  Net realized gain (loss) on
     investments.......................        78,731,557              --       8,741,168             --
  Net change in unrealized appreciation
     (depreciation)....................       135,562,898              --       8,490,127        236,755
                                           --------------    ------------    ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............       220,574,126       3,715,430      17,348,141        229,338
NET INCREASE (DECREASE) FROM
  POLICYOWNER TRANSACTIONS.............       138,601,922      22,164,859     (10,270,912)     3,271,417
                                           --------------    ------------    ------------     ----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS...............................       359,176,048      25,880,289       7,077,229      3,500,755
NET ASSETS AT JANUARY 1, 1998..........     1,067,619,299      58,077,287     178,747,246             --
                                           --------------    ------------    ------------     ----------
NET ASSETS AT DECEMBER 31, 1998........    $1,426,795,347    $ 83,957,576    $185,824,475     $3,500,755
                                           ==============    ============    ============     ==========
                 1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss).........    $    6,317,949    $  2,999,734    $    268,676     $       --
  Net realized gain (loss) on
     investments.......................        34,973,424              --      11,299,164             --
  Net change in unrealized appreciation
     (depreciation)....................       118,096,018              --      24,959,276             --
                                           --------------    ------------    ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............       159,387,391       2,999,734      36,527,116             --
NET INCREASE (DECREASE) FROM
  POLICYOWNER TRANSACTIONS.............        96,731,159     (16,426,180)      8,142,445             --
                                           --------------    ------------    ------------     ----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS...............................       256,118,550     (13,426,446)     44,669,561             --
NET ASSETS AT JANUARY 1, 1997..........       811,500,749      71,503,733     134,077,685             --
                                           --------------    ------------    ------------     ----------
NET ASSETS AT DECEMBER 31, 1997........    $1,067,619,299    $ 58,077,287    $178,747,246     $       --
                                           ==============    ============    ============     ==========

---------------
(1) Commenced business 06/15/98
(2) Commenced business 06/23/98
(3) Commenced business 06/23/98
(4) Commenced business 07/07/98

The accompanying notes are an integral part of these financial statements.

                                    F-I- 12

                            VARIABLE INSURANCE PRODUCTS FUND
     -------------------------------------------------------------------------------
                                    HIGH          HIGH
        GROWTH        GROWTH       INCOME        INCOME      OVERSEAS      OVERSEAS
       I-CLASS      S-CLASS(2)     I-CLASS     S-CLASS(3)     I-CLASS     S-CLASS(4)
     ------------   ----------   -----------   ----------   -----------   ----------
     $ (1,126,692)  $   (4,565)  $ 3,640,332   $   (3,896)  $   403,946    $ (1,477)
       15,836,955           --     2,751,569           --     3,361,100          --
       29,131,150      339,452    (7,886,561)      16,265     4,670,094      26,547
     ------------   ----------   -----------   ----------   -----------    --------
       43,841,413      334,887    (1,494,660)      12,369     8,435,140      25,070
       (5,387,432)   1,985,851    (2,985,396)   1,982,056    (6,253,341)    710,877
     ------------   ----------   -----------   ----------   -----------    --------
       38,453,981    2,320,738    (4,480,056)   1,994,425     2,181,799     735,947
      125,568,635           --    60,284,876           --    55,141,938          --
     ------------   ----------   -----------   ----------   -----------    --------
     $164,022,616   $2,320,738   $55,804,820   $1,994,425   $57,323,737    $735,947
     ============   ==========   ===========   ==========   ===========    ========
     $   (657,588)  $       --   $ 2,814,009   $       --   $   182,748    $     --
        3,731,404           --       426,996           --     3,656,013          --
       19,009,272           --     4,550,641           --     3,210,442          --
     ------------   ----------   -----------   ----------   -----------    --------
       22,083,088           --     7,791,646           --     7,049,203          --
       (7,707,236)          --      (140,776)          --    (5,891,139)         --
     ------------   ----------   -----------   ----------   -----------    --------
       14,375,852           --     7,650,870           --     1,158,064          --
      111,192,783           --    52,634,006           --    53,983,874          --
     ------------   ----------   -----------   ----------   -----------    --------
     $125,568,635   $       --   $60,284,876   $       --   $55,141,938    $     --
     ============   ==========   ===========   ==========   ===========    ========

                                    F-I- 13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                             VARIABLE INSURANCE PRODUCTS FUND II
                                                  ---------------------------------------------------------
                                                                     ASSET       INVESTMENT
                                                  ASSET MANAGER     MANAGER      GRADE BOND     CONTRAFUND
                                                     I-CLASS       S-CLASS(1)      I-CLASS        I-CLASS
                                                  -------------    ----------    -----------    -----------
                     1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)................    $  2,725,155     $   (4,137)   $ 1,137,215    $  (463,092)
  Net realized gain (loss) on investments.....      13,751,556             --        205,487      2,578,421
  Net change in unrealized appreciation
    (depreciation)............................       2,204,967        132,190      2,019,428     13,791,602
                                                  ------------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................      18,681,678        128,053      3,362,130     15,906,931
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS................................     (15,450,556)     1,891,159     20,420,227     11,886,631
                                                  ------------     ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......       3,231,122      2,019,212     23,782,357     27,793,562
NET ASSETS AT JANUARY 1, 1998.................     145,304,578             --     33,660,923     49,201,293
                                                  ------------     ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 1998...............    $148,535,700     $2,019,212    $57,443,280    $76,994,855
                                                  ============     ==========    ===========    ===========
                     1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)................    $  2,592,771     $       --    $ 1,213,584    $  (267,204)
  Net realized gain (loss) on investments.....      10,710,793             --             --        630,759
  Net change in unrealized appreciation
    (depreciation)............................      10,040,817             --        877,219      7,170,889
                                                  ------------     ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................      23,344,381             --      2,090,803      7,534,444
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS................................      (1,349,261)            --      4,978,214     11,522,809
                                                  ------------     ----------    -----------    -----------
TOTAL INCREASE(DECREASE) IN NET ASSETS........      21,995,120             --      7,069,017     19,057,253
NET ASSETS AT JANUARY 1, 1997.................     123,309,458             --     26,591,906     30,144,040
                                                  ------------     ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 1997...............    $145,304,578     $       --    $33,660,923    $49,201,293
                                                  ============     ==========    ===========    ===========

---------------

(1) Commenced business 06/25/98
(2) Commenced business 06/25/98
(3) Commenced business 06/25/98

The accompanying notes are an integral part of these financial statements.

                                    F-I- 14

        VARIABLE INSURANCE PRODUCTS FUND II                      ALGER AMERICAN FUND
----------------------------------------------------   ----------------------------------------
                            ASSET MGR.    ASSET MGR.
CONTRAFUND    INDEX 500       GROWTH        GROWTH        SMALL                     INCOME AND
S-CLASS(2)     I-CLASS        I-CLASS     S-CLASS(3)     CAPITAL        GROWTH        GROWTH
----------   ------------   -----------   ----------   -----------   ------------   -----------
$   (4,856)  $   (336,584)  $   101,512    $ (1,275)   $  (803,975)  $   (772,236)  $  (299,789)
        --      1,822,698     1,392,928          --      8,752,723     10,592,649     2,904,643
   373,250     19,083,799       634,145      49,726      2,183,950     18,379,701     5,691,621
----------   ------------   -----------    --------    -----------   ------------   -----------
   368,394     20,569,913     2,128,585      48,451     10,132,698     28,200,114     8,296,475
 2,352,959     32,088,011    (1,357,855)    605,664     (8,549,142)    19,541,259     5,828,399
----------   ------------   -----------    --------    -----------   ------------   -----------
 2,721,353     52,657,924       770,730     654,115      1,583,556     47,741,373    14,124,874
        --     63,052,819    14,343,068          --     69,745,418     55,232,893    24,939,386
----------   ------------   -----------    --------    -----------   ------------   -----------
$2,721,353   $115,710,743   $15,113,798    $654,115    $71,328,974   $102,974,266   $39,064,260
==========   ============   ===========    ========    ===========   ============   ===========
$       --   $   (346,971)  $  (127,412)   $     --    $  (763,410)  $   (493,826)  $  (158,467)
        --        484,440         7,452          --      2,112,658        283,904       644,447
        --     11,124,629     2,228,379          --      5,974,644     10,340,154     4,535,877
----------   ------------   -----------    --------    -----------   ------------   -----------
        --     11,262,098     2,108,419          --      7,323,892     10,130,232     5,021,857
        --     33,633,958     9,152,452          --      5,835,385      2,936,361     8,178,488
----------   ------------   -----------    --------    -----------   ------------   -----------
        --     44,896,056    11,260,871          --     13,159,277     13,066,593    13,200,345
        --     18,156,763     3,082,197          --     56,586,141     42,166,300    11,739,041
----------   ------------   -----------    --------    -----------   ------------   -----------
$       --   $ 63,052,819   $14,343,068    $     --    $69,745,418   $ 55,232,893   $24,939,386
==========   ============   ===========    ========    ===========   ============   ===========

                                    F-I- 15

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                     ALGER AMERICAN FUND
                                                          -----------------------------------------
                                                            MIDCAP                       LEVERAGED
                                                            GROWTH        BALANCED        ALLCAP
                                                          -----------    -----------    -----------
                         1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)........................    $  (483,549)   $     6,176    $  (147,668)
  Net realized gain (loss) on investments.............      3,119,502        705,874        437,518
  Net change in unrealized appreciation
     (depreciation)...................................      6,907,531      2,653,456      5,190,038
                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................      9,543,484      3,365,506      5,479,888
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS........................................        389,788      6,314,331      4,056,065
                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............      9,933,272      9,679,837      9,535,953
NET ASSETS AT JANUARY 1, 1998.........................     33,364,267      8,183,841      8,275,474
                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 1998.......................    $43,297,539    $17,863,678    $17,811,427
                                                          ===========    ===========    ===========
                         1997
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)........................    $  (398,402)   $   (11,727)   $  (107,315)
  Net realized gain (loss) on investments.............        429,680         97,681             --
  Net change in unrealized appreciation
     (depreciation)...................................      3,558,421        937,442      1,319,217
                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................      3,589,699      1,023,396      1,211,902
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS........................................        516,814      1,897,757        826,499
                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...............      4,106,513      2,921,153      2,038,401
NET ASSETS AT JANUARY 1, 1997.........................     29,257,754      5,262,688      6,237,073
                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 1997.......................    $33,364,267    $ 8,183,841    $ 8,275,474
                                                          ===========    ===========    ===========

---------------
(1) Commenced business 05/01/97
(2) Commenced business 05/01/97
(3) Commenced business 05/12/97
(4) Commenced business 05/01/97

The accompanying notes are an integral part of these financial statements.

                                    F-I- 16

                           MFS VARIABLE INSURANCE TRUST                           MORGAN STANLEY UNIVERSAL FUNDS
    ---------------------------------------------------------------------------   -------------------------------
      EMERGING          WORLD         UTILITIES     RESEARCH      GROWTH WITH         ASIAN        EMERG. MKTS.
    GROWTH SERIES   GOVERN. SERIES     SERIES       SERIES(1)    INC. SERIES(2)     EQUITY(3)        EQUITY(4)
    -------------   --------------   -----------   -----------   --------------   -------------   ---------------
     $   (611,693)    $   (2,475)    $   (62,855)  $  (116,995)   $  (265,114)     $   (1,572)      $   (25,446)
          385,947             --       1,117,922       180,422             --              --                --
       13,357,575        172,955       2,524,701     1,891,547      4,105,744         (41,512)         (979,576)
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
       13,131,829        170,480       3,579,768     1,954,974      3,840,630         (43,084)       (1,005,022)
        8,590,108      1,367,828      15,579,157     8,858,712     10,291,072         281,663           571,924
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
       21,721,937      1,538,308      19,158,925    10,813,686     14,131,702         238,579          (433,098)
       36,438,072      2,126,418      14,966,378     4,569,954     13,487,327       1,031,421         3,040,184
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
     $ 58,160,009     $3,664,726     $34,125,303   $15,383,640    $27,619,029      $1,270,000       $ 2,607,086
     ============     ==========     ===========   ===========    ===========      ==========       ===========
     $   (383,765)    $       15     $  (123,508)  $   (21,546)   $   (10,208)     $   (2,552)      $     3,293
               --         10,575              --            --        258,379              --            91,711
        5,563,031        (36,397)      2,737,314       129,278        673,794        (280,675)         (660,966)
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
        5,179,266        (25,807)      2,613,806       107,732        921,965        (283,227)         (565,962)
       11,676,622        887,245       6,961,486     4,462,222     12,565,362       1,314,648         3,606,146
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
       16,855,888        861,438       9,575,292     4,569,954     13,487,327       1,031,421         3,040,184
       19,582,184      1,264,980       5,391,086            --             --              --                --
     ------------     ----------     -----------   -----------    -----------      ----------       -----------
     $ 36,438,072     $2,126,418     $14,966,378   $ 4,569,954    $13,487,327      $1,031,421       $ 3,040,184
     ============     ==========     ===========   ===========    ===========      ==========       ===========

                                    F-I- 17

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      MORGAN STANLEY UNIVERSAL FUNDS            DREYFUS
                                                 -----------------------------------------    -----------
                                                   GLOBAL      INTERNATIONAL    U.S. REAL        STOCK
                                                 EQUITY(1)       MAGNUM(2)      ESTATE(3)        INDEX
                                                 ----------    -------------    ----------    -----------
                    1998
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...............    $  (23,674)    $  (41,392)     $   45,483    $        --
  Net realized gain (loss) on investments....        46,830         19,782          25,863             --
  Net change in unrealized appreciation
     (depreciation)..........................       530,951        207,777        (526,497)            --
                                                 ----------     ----------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................       554,107        186,167        (455,151)            --
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...............................     4,864,755      2,526,436         435,348             --
                                                 ----------     ----------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......     5,418,862      2,712,603         (19,803)            --
NET ASSETS AT JANUARY 1, 1998................     2,918,930      2,909,373       3,007,300             --
                                                 ----------     ----------      ----------    -----------
NET ASSETS AT DECEMBER 31, 1998                  $8,337,792     $5,621,976      $2,987,497    $        --
                                                 ==========     ==========      ==========    ===========

                    1997
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
  Net investment income (loss)...............    $    6,574     $   72,082      $   30,600    $     7,764
  Net realized gain (loss) on investments....        40,539          5,746          51,083             --
  Net change in unrealized appreciation
     (depreciation)..........................        30,082       (278,652)        141,617        240,273
                                                 ----------     ----------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................        77,195       (200,824)        223,300        248,037
NET INCREASE (DECREASE) FROM POLICYOWNER
  TRANSACTIONS...............................     2,841,735      3,110,197       2,784,000     (9,585,094)
                                                 ----------     ----------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS......     2,918,930      2,909,373       3,007,300     (9,337,057)
NET ASSETS AT JANUARY 1, 1997................            --             --              --      9,337,057
                                                 ----------     ----------      ----------    -----------
NET ASSETS AT DECEMBER 31, 1997..............    $2,918,930     $2,909,373      $3,007,300    $        --
                                                 ==========     ==========      ==========    ===========

---------------
(1) Commenced business 05/02/97
(2) Commenced business 05/01/97
(3) Commenced business 05/01/97

The accompanying notes are an integral part of these financial statements.

                                    F-I- 18

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company Separate Account VA-2 (the Account) was established on May 28, 1987 under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp. (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable annuity products issued by AVLIC.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1998, there are thirty-three subaccounts within the Account. Nine of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and eight invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio is registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds.

Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 subaccount of the Fidelity Variable Insurance Products Fund II as of March 31, 1997.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES

The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                                    F-I- 19

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. POLICYOWNER CHARGES

AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                                    F-I- 20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I- 21

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED

The Account invests in shares of mutual funds. Share activity and total shares owned were as follows:

                                                          VARIABLE INSURANCE PRODUCTS FUND
                                ------------------------------------------------------------------------------------
                                                          EQUITY          EQUITY
                                   MONEY MARKET           INCOME          INCOME           GROWTH           GROWTH
                                     I-CLASS             I-CLASS        S-CLASS(1)         I-CLASS        S-CLASS(2)
                                ------------------    --------------    -----------    ---------------    ----------
Shares owned at January 1,
  1998......................        58,077,286.870     7,361,912.916             --      3,384,599.320            --
Shares acquired.............     1,252,783,192.600     8,936,857.352    157,505.669     18,036,796.629    61,359.108
Shares disposed of..........    (1,226,902,903.240)   (8,988,602.104)   (19,626.377)   (17,765,888.568)   (9,580.043)
                                ------------------    --------------    -----------    ---------------    ----------
Shares owned at December 31,
  1998......................        83,957,576.230     7,310,168.164    137,879.292      3,655,507.381    51,779.065
                                ==================    ==============    ===========    ===============    ==========

Shares owned at January 1,
  1997......................        71,503,732.540     6,375,543.739             --      3,570,738.040            --
Shares acquired.............       853,215,634.620     6,785,276.757             --      9,039,036.135            --
Shares disposed of..........      (866,642,080.290)   (5,798,907.580)            --     (9,225,174.855)           --
                                ------------------    --------------    -----------    ---------------    ----------
Shares owned at December 31,
  1997......................        58,077,286.870     7,361,912.916             --      3,384,599.320            --
                                ==================    ==============    ===========    ===============    ==========

---------------
(1) Commenced business 06/15/98
(2) Commenced business 06/23/98
(3) Commenced business 06/23/98
(4) Commenced business 07/07/98
(5) Commenced business 06/25/98

                                    F-I- 22

                    VARIABLE INSURANCE PRODUCTS FUND                       VARIABLE INSURANCE PRODUCTS FUND II
     --------------------------------------------------------------   ---------------------------------------------
                                                                          ASSET           ASSET        INVESTMENT
       HIGH INCOME     HIGH INCOME       OVERSEAS        OVERSEAS        MANAGER         MANAGER       GRADE BOND
         I-CLASS        S-CLASS(3)        I-CLASS       S-CLASS(4)       I-CLASS       S-CLASS(5)       I-CLASS
     ---------------   ------------   ---------------   -----------   --------------   -----------   --------------
       4,439,239.772             --     2,871,975.918            --    8,067,994.337            --    2,680,009.791
      20,362,230.074    208,295.763    15,350,838.156    56,470.828    3,866,005.207   119,601.673    6,429,503.361
     (19,961,502.742)   (35,018.164)  (15,363,774.847)  (19,728.605)  (3,754,720.930)   (8,043.019)  (4,677,161.288)
     ---------------   ------------   ---------------   -----------   --------------   -----------   --------------
       4,839,967.104    173,277.599     2,859,039.227    36,742.223    8,179,278.614   111,558.654    4,432,351.864
     ===============   ============   ===============   ===========   ==============   ===========   ==============

       4,203,994.114             --     2,865,386.075            --    7,283,488.356            --    2,172,541.324
      12,090,797.257             --     6,633,173.353            --    2,847,323.335            --    1,694,137.840
     (11,855,551.599)            --    (6,626,583.510)           --   (2,062,817.354)           --   (1,186,669.373)
     ---------------   ------------   ---------------   -----------   --------------   -----------   --------------
       4,439,239.772             --     2,871,975.918            --    8,067,994.337            --    2,680,009.791
     ===============   ============   ===============   ===========   ==============   ===========   ==============

                                    F-I- 23

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares owned were as follows:

                                                 VARIABLE INSURANCE PRODUCTS FUND II
                           -------------------------------------------------------------------------------
                                                                                ASSET MGR.      ASSET MGR.
                             CONTRAFUND      CONTRAFUND       INDEX 500           GROWTH          GROWTH
                              I-CLASS        S-CLASS(1)        I-CLASS           I-CLASS        S-CLASS(2)
                           --------------    -----------    --------------    --------------    ----------
Shares owned at January
  1, 1998..............     2,467,467.035             --       551,209.193       876,715.624            --
Shares acquired........     4,576,497.181    121,734.196     1,324,443.401     1,222,397.249    42,705.086
Shares disposed of.....    (3,893,601.932)   (10,294.669)   (1,056,461.488)   (1,211,631.992)   (4,137.058)
                           --------------    -----------    --------------    --------------    ----------
Shares owned at
  December 31, 1998....     3,150,362.284    111,439.527       819,191.106       887,480.881    38,568.028
                           ==============    ===========    ==============    ==============    ==========

Shares owned at January
  1, 1997..............     1,820,292.255             --       203,711.023       235,282.226            --
Shares acquired........     2,201,624.166             --     1,006,210.576     1,122,271.776            --
Shares disposed of.....    (1,554,449.386)            --      (658,712.406)     (480,838.378)           --
                           --------------    -----------    --------------    --------------    ----------
Shares owned at
  December 31, 1997....     2,467,467.035             --       551,209.193       876,715.624            --
                           ==============    ===========    ==============    ==============    ==========

---------------
(1) Commenced business 06/25/98
(2) Commenced business 06/25/98

                                    F-I- 24

                                      ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------
    SMALL                           INCOME AND         MIDCAP                        LEVERAGED
   CAPITAL           GROWTH           GROWTH           GROWTH         BALANCED         ALLCAP
--------------   --------------   --------------   --------------   -------------   ------------
 1,594,180.984    1,291,695.359    2,269,279.878    1,379,829.066     760,580.036    357,163.335
 8,230,321.407    6,178,338.314    3,626,258.757    2,752,648.203   1,499,644.125    719,818.141
(8,202,283.307)  (5,535,154.559)  (2,918,079.873)  (2,632,735.737)   (883,977.698)  (566,625.397)
--------------   --------------   --------------   --------------   -------------   ------------
 1,622,219.084    1,934,879.114    2,977,458.762    1,499,741.532   1,376,246.463    510,356.079
==============   ==============   ==============   ==============   =============   ============

 1,383,186.051    1,228,263.919    1,394,185.376    1,370,386.612     569,554.981    322,162.842
 4,468,000.589    1,800,274.339    2,269,264.497    1,673,797.476     422,401.028    415,875.563
(4,257,005.656)  (1,736,842.899)  (1,394,169.995)  (1,664,355.022)   (231,375.973)  (380,875.070)
--------------   --------------   --------------   --------------   -------------   ------------
 1,594,180.984    1,291,695.359    2,269,279.878    1,379,829.066     760,580.036    357,163.335
==============   ==============   ==============   ==============   =============   ============

                                    F-I- 25

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VA-2
                         NOTES TO FINANCIAL STATEMENTS

3. SHARES OWNED -- (CONTINUED)

The Account invests in shares of mutual funds. Share activity and total shares owned were as follows:

                                                    MFS VARIABLE INSURANCE TRUST
                          --------------------------------------------------------------------------------
                             EMERGING          WORLD          UTILITIES        RESEARCH      GROWTH WITH
                          GROWTH SERIES    GOVERN. SERIES       SERIES        SERIES(1)     INC. SERIES(2)
                          --------------   --------------   --------------   ------------   --------------
Shares owned at January
  1, 1998...............   2,257,625.308     208,268.140       831,927.658    289,420.764      820,397.016
Shares acquired.........   3,643,188.582     548,489.706     2,105,774.882    909,665.190    1,302,607.527
Shares disposed of......  (3,191,917.314)   (419,926.481)   (1,215,941.494)  (391,545.847)    (749,606.756)
                          --------------    ------------    --------------   ------------   --------------
Shares owned at December
  31, 1998..............   2,708,896.576     336,831.365     1,721,761.046    807,540.107    1,373,397.787
                          ==============    ============    ==============   ============   ==============

Shares owned at January
  1, 1997...............   1,479,016.961     119,563.323       394,662.255             --               --
Shares acquired.........   2,976,120.153     298,925.691       898,208.994    337,744.371      905,870.017
Shares disposed of......  (2,197,511.806)   (210,220.874)     (460,943.591)   (48,323.607)     (85,473.001)
                          --------------    ------------    --------------   ------------   --------------
Shares owned at December
  31, 1997..............   2,257,625.308     208,268.140       831,927.658    289,420.764      820,397.016
                          ==============    ============    ==============   ============   ==============

---------------
(1) Commenced business 05/01/97
(2) Commenced business 05/01/97
(3) Commenced business 05/12/97
(4) Commenced business 05/01/97
(5) Commenced business 05/02/97
(6) Commenced business 05/01/97
(7) Commenced business 05/01/97

                                    F-I- 26

                                 MORGAN STANLEY UNIVERSAL FUNDS                                DREYFUS
        ---------------------------------------------------------------------------------    ------------
            ASIAN         EMERGING MKTS.       GLOBAL       INTERNATIONAL     U.S. REAL         STOCK
          EQUITY(3)         EQUITY(4)        EQUITY(5)        MAGNUM(6)       ESTATE(7)         INDEX
        --------------    --------------    ------------    -------------    ------------    ------------
           182,876.009      322,394.901      248,631.218     280,286.412      263,567.027              --
         2,164,894.930      593,796.286      832,986.970     747,756.545      549,316.381              --
        (2,104,941.139)    (549,512.320)    (447,083.036)   (527,421.730)    (508,036.835)             --
        --------------     ------------     ------------    ------------     ------------    ------------
           242,829.800      366,678.867      634,535.152     500,621.227      304,846.573              --
        ==============     ============     ============    ============     ============    ============

                    --               --               --              --               --     460,407.134
           190,839.842      443,006.443      350,250.974     359,431.599      443,135.897       3,213.612
            (7,963.833)    (120,611.542)    (101,619.756)    (79,145.187)    (179,568.870)   (463,620.746)
        --------------     ------------     ------------    ------------     ------------    ------------
           182,876.009      322,394.901      248,631.218     280,286.412      263,567.027              --
        ==============     ============     ============    ============     ============    ============

                                    F-I- 27

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    F-I- 28

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Lincoln, Nebraska
February 5, 1999

                                    F-II- 1

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
                           ASSETS
Investments:
  Fixed maturity securities, available for sale (amortized
     cost $146,650 -- 1998 and $113,158 -- 1997)............  $  150,462   $  115,955
  Equity securities, available for sale (amortized cost
     $2,031 -- 1998 $4,061 -- 1997).........................       2,020        4,135
  Loans on insurance policies...............................      10,949        7,482
  Other invested assets.....................................      10,020        2,206
                                                              ----------   ----------
          Total investments.................................     173,451      129,778
Cash and cash equivalents...................................      12,011       13,711
Accrued investment income...................................       2,425        1,801
Reinsurance recoverable -- affiliates.......................         455          514
Prepaid reinsurance premium -- affiliates...................       2,380        2,298
Deferred policy acquisition costs...........................     121,236       98,746
Other.......................................................       1,695          199
Separate Accounts...........................................   1,709,448    1,265,348
                                                              ----------   ----------
                                                              $2,023,101   $1,512,395
                                                              ==========   ==========
            LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Policy and contract reserves..............................  $    1,681   $      941
  Policy and contract claims................................         625          925
  Accumulated contract values...............................     213,874      154,281
  Unearned policy charges...................................       1,814        1,498
  Unearned reinsurance ceded allowance......................       3,596        3,268
  Federal income taxes --
     Current................................................       2,941        1,466
     Deferred...............................................       8,348        9,326
  Other.....................................................       8,086       10,200
  Separate Accounts.........................................   1,709,448    1,265,348
                                                              ----------   ----------
          Total Liabilities.................................   1,950,413    1,447,253
                                                              ----------   ----------
Commitments and contingencies
STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share; authorized 50,000
     shares, issued and outstanding 40,000 shares...........       4,000        4,000
  Additional paid-in capital................................      40,370       40,370
  Retained earnings.........................................      27,434       20,180
  Accumulated other comprehensive income....................         884          592
                                                              ----------   ----------
          Total Stockholder's Equity........................      72,688       65,142
                                                              ----------   ----------
                                                              $2,023,101   $1,512,395
                                                              ==========   ==========

The accompanying notes are an integral part of these financial statements.

                                    F-II- 2

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                   YEARS ENDED DECEMBER 31
                                                                -----------------------------
                                                                 1998       1997       1996
                                                                -------    -------    -------
INCOME:
Insurance revenues:
  Contract charges..........................................    $42,775    $33,717    $26,345
  Premium-reinsurance ceded.................................     (7,836)    (6,840)    (5,895)
  Reinsurance ceded allowance...............................      3,169      2,752      2,235
Investment revenues:
  Investment income, net....................................     14,052      8,277      3,603
  Realized gains, net.......................................         79        368         19
Other.......................................................      2,269        980        567
                                                                -------    -------    -------
                                                                 54,508     39,254     26,874
                                                                -------    -------    -------
BENEFITS AND EXPENSES:
Policy benefits:
  Death benefits............................................      2,200      1,356        716
  Interest credited.........................................     13,400      7,258      2,736
  Increase in policy and contract reserves..................        740        192        140
  Other.....................................................        222         92         52
Sales and operating expenses................................     15,980     11,641     10,041
Amortization of deferred policy acquisition costs...........     11,847      9,584      5,531
                                                                -------    -------    -------
                                                                 44,389     30,123     19,216
                                                                -------    -------    -------
INCOME BEFORE FEDERAL INCOME TAXES..........................     10,119      9,131      7,658
                                                                -------    -------    -------
Income taxes -- current.....................................      4,000      4,305      3,819
Income taxes -- deferred....................................     (1,135)      (844)      (811)
                                                                -------    -------    -------
       Total income taxes...................................      2,865      3,461      3,008
                                                                -------    -------    -------
NET INCOME..................................................    $ 7,254    $ 5,670    $ 4,650
                                                                =======    =======    =======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 3

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31
                                                                --------------------------
                                                                 1998      1997      1996
                                                                 ----      ----      ----
Net income..................................................    $7,254    $5,670    $4,650
Other comprehensive income, net of tax:
  Unrealized gains on securities:
     Unrealized holding gains arising during the period (net
      of deferred tax of $185, $378, and ($159) for 1998,
      1997 and 1996, respectively)..........................       343       702      (295)
     Reclassification adjustment for gains included in net
      income (net of deferred tax of $28, $129 and $7 for
      1998, 1997 and 1996, respectively)....................       (51)     (239)      (12)
                                                                ------    ------    ------
  Other comprehensive income (loss).........................       292       463      (307)
                                                                ------    ------    ------
Comprehensive income........................................    $7,546    $6,133    $4,343
                                                                ======    ======    ======

The accompanying notes are an integral part of these financial statements.

                                    F-II- 4

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                         (IN THOUSANDS, EXCEPT SHARES)

                                                                                            ACCUMULATED
                                               COMMON STOCK      ADDITIONAL                    OTHER
                                             ----------------     PAID-IN      RETAINED    COMPREHENSIVE
                                             SHARES    AMOUNT     CAPITAL      EARNINGS       INCOME         TOTAL
                                             ------    ------    ----------    --------    -------------     -----
BALANCE, January 1, 1996.................    40,000    $4,000     $ 29,700     $ 9,860      $       436     $ 43,996
  Return of capital......................        --       --       (15,000)         --               --      (15,000)
  Capital contribution from AMAL
    Corporation..........................        --       --        25,670          --               --       25,670
  Net unrealized investment loss, net....        --       --            --          --             (307)        (307)
  Net income.............................        --       --            --       4,650               --        4,650
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1996...............    40,000    4,000        40,370      14,510              129       59,009
  Net unrealized investment gain, net....        --       --            --          --              463          463
  Net income.............................        --       --            --       5,670               --        5,670
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1997...............    40,000    4,000        40,370      20,180              592       65,142
  Net unrealized investment gain, net....        --       --            --          --              292          292
  Net income.............................        --       --            --       7,254               --        7,254
                                             ------    ------     --------     -------      -----------     --------
BALANCE, December 31, 1998...............    40,000    $4,000     $ 40,370     $27,434      $       884     $ 72,688
                                             ======    ======     ========     =======      ===========     ========

The accompanying notes are an integral part of these financial statements.

                                    F-II- 5

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31
                                                                --------------------------------
                                                                  1998        1997        1996
                                                                --------    --------    --------
OPERATING ACTIVITIES
Net Income..................................................    $  7,254    $  5,670    $  4,650
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Amortization of deferred policy acquisition costs.........      11,847       9,584       5,531
  Policy acquisition costs deferred.........................     (34,820)    (30,642)    (26,596)
  Interest credited to contract values......................      13,400       7,258       2,736
  Amortization of discounts or premiums.....................         (28)        (40)        (83)
  Net gains on other invested assets........................      (3,732)       (631)         --
  Net realized gains on investment transactions.............         (79)       (368)        (19)
  Deferred income taxes.....................................      (1,135)       (844)       (811)
  Change in assets and liabilities:
     Accrued investment income..............................        (624)       (705)       (306)
     Reinsurance recoverable-affiliates.....................          59        (505)         48
     Prepaid reinsurance premium-affiliates.................         (82)       (142)       (650)
     Other assets...........................................      (1,496)        284        (377)
     Policy and contract reserves...........................         740         192         140
     Policy and contract claims.............................        (300)        819         106
     Unearned policy charges................................         316         255         279
     Federal income tax payable-current.....................       1,475         591        (310)
     Unearned reinsurance ceded allowance...................         328         129         860
     Other liabilities......................................      (2,114)      2,172       3,762
                                                                --------    --------    --------
  Net cash from operating activities........................      (8,991)     (6,923)    (11,040)
                                                                --------    --------    --------
INVESTING ACTIVITIES
Purchase of fixed maturity securities available for sale....     (70,904)    (92,291)    (31,514)
Purchase of equity securities available for sale............          --      (4,311)         --
Purchase of other invested assets...........................      (7,760)     (1,611)         --
Proceeds from maturities or repayment of fixed maturity
  securities available for sale.............................      23,124      25,168       5,307
Proceeds from sales of fixed maturity securities available
  for sale..................................................      14,447      16,419       3,014
Proceeds from the sale of equity securities available for
  sale......................................................       1,979         252          --
Proceeds from the sale of other invested assets.............       3,678          35          --
Net change in loans on insurance policies...................      (3,467)     (3,173)     (1,670)
                                                                --------    --------    --------
  Net cash from investing activities........................     (38,903)    (59,512)    (24,863)
                                                                --------    --------    --------
FINANCING ACTIVITIES
Return of capital...........................................          --          --     (15,000)
Capital contribution........................................          --          --      25,670
Net change in accumulated contract values...................      46,194      69,462      30,257
                                                                --------    --------    --------
  Net cash from financing activities........................      46,194      69,462      40,927
                                                                --------    --------    --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS............      (1,700)      3,027       5,024
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD............      13,711      10,684       5,660
                                                                --------    --------    --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD..................    $ 12,011    $ 13,711    $ 10,684
                                                                ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes..................................    $  2,525    $  3,714    $  4,129

The accompanying notes are an integral part of these financial statements.

                                    F-II- 6

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The principal accounting and reporting practices followed are:

INVESTMENTS

The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from operations and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments and realized gains on these investments included in net investment income.

The Company records write-offs or allowances for its investments based upon a evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1998, 1997 and 1996.

CASH EQUIVALENTS

The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS

The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly

                                    F-II- 7

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits in accumulated contract values and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

                                    F-II- 8

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES -- (CONTINUED)
A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                         DECEMBER 31
                                                                ------------------------------
                                                                  1998       1997       1996
                                                                --------    -------    -------
Beginning balance...........................................    $ 98,746    $79,272    $57,664
Acquisition costs deferred..................................      34,820     30,642     26,596
Amortization of deferred policy acquisition costs...........     (11,847)    (9,584)    (5,531)
Adjustment for unrealized investment (gain)/loss............        (483)    (1,584)       543
                                                                --------    -------    -------
Ending balance..............................................    $121,236    $98,746    $79,272
                                                                ========    =======    =======

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, entitled "Accounting for Derivative Instruments and Hedging Activities" (SFAS no. 133). The statement requires that all derivatives (including certain derivatives embedded in contracts) be recorded on the balance sheet and measured at fair value. SFAS no. 133 requires that changes in the fair value of derivatives be recognized currently in operations unless specific hedge accounting criteria are met. If such criteria are met, the derivative's gain or loss will offset related results of the hedged item in the statement of operations. A company must formally document, designate and assess the effectiveness of transactions to apply hedge accounting treatment.

SFAS No. 133 is effective for fiscal years beginning after June 15, 1999, with earlier implementation permitted. The statement must be implemented as of the beginning of a quarter and retroactive application to financial statements of prior periods is prohibited. The Company has not determined the financial statement impact of adopting this statement.

RECLASSIFICATIONS

Certain items on the prior year financial statements have been restated to conform to current year presentation.

                                    F-II- 9

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                                  YEARS ENDED DECEMBER 31
                                                                ---------------------------
                                                                 1998       1997      1996
                                                                 ----       ----      ----
Fixed maturity securities available for sale................    $ 9,099    $6,622    $3,308
Equity Securities available for sale........................        179       156        --
Loans on insurance policies.................................        590       370       214
Cash equivalents............................................        659       642       618
Other invested assets.......................................      3,732       631        --
                                                                -------    ------    ------
  Gross investment income...................................     14,259     8,421     4,140
Investment expenses.........................................        207       144       537
                                                                -------    ------    ------
  Net investment income.....................................    $14,052    $8,277    $3,603
                                                                =======    ======    ======

Net pretax realized investment gains (losses) were as follows:

                                                                    YEARS ENDED DECEMBER 31
                                                                   -------------------------
                                                                   1998      1997       1996
                                                                   ----      ----       ----
Net gains on disposals of fixed maturity securities
  available for sale........................................       $131      $365       $19
Net gains (losses) on disposal of equity securities
  available for sale........................................        (52)        3        --
                                                                   ----      ----       ---
Net gains on disposal of securities available for sale......       $ 79      $368       $19
                                                                   ====      ====       ===

Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................    $22,282        $433         $302
Equity securities available for sale........................      1,979          --         $ 52
                                                                -------        ----         ----
  Total securities available for sale.......................    $24,261        $433         $354
                                                                =======        ====         ====

                                                                  YEAR ENDED DECEMBER 31, 1997
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................    $16,419        $161          $8
Equity securities available for sale........................        252           2          --
                                                                -------        ----          --
  Total securities available for sale.......................    $16,671        $163          $8
                                                                =======        ====          ==

                                                                  YEAR ENDED DECEMBER 31, 1996
                                                                ---------------------------------
                                                                PROCEEDS       GAINS       LOSSES
                                                                --------       -----       ------
Fixed maturity securities available for sale................     $3,014         $30          $--
                                                                 ======         ===          ==

                                    F-II- 10

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                      DECEMBER 31, 1998
                                                      --------------------------------------------------
                                                                       GROSS UNREALIZED
                                                      AMORTIZED       -------------------         FAIR
                                                        COST          GAINS        LOSSES        VALUE
                                                      ---------       ------       ------       --------
U. S. Corporate...................................    $ 98,658        $3,146        $159        $101,645
Mortgage-backed...................................      35,314           430          14          35,730
U.S. Treasury securities and obligations of U.S.
  government agencies.............................      12,678           409          --          13,087
                                                      --------        ------        ----        --------
  Total fixed maturity securities available for
     sale.........................................     146,650         3,985         173         150,462
                                                      --------        ------        ----        --------
Equity securities available for sale..............       2,031            --          11           2,020
                                                      --------        ------        ----        --------
  Total securities available for sale.............    $148,681        $3,985        $184        $152,482
                                                      ========        ======        ====        ========

                                                                      DECEMBER 31, 1997
                                                     ---------------------------------------------------
                                                                       GROSS UNREALIZED
                                                     AMORTIZED       --------------------         FAIR
                                                       COST          GAINS         LOSSES        VALUE
                                                     ---------       ------        ------       --------
U.S. Corporate...................................    $ 75,705        $2,024         $$16        $ 77,713
Mortgage-backed..................................      25,518           592          --           26,110
U.S. Treasury securities and obligations of
  U.S. government agencies.......................      11,935           221          24           12,132
                                                     --------        ------         ---         --------
  Total fixed maturity securities available for
     sale........................................     113,158         2,837          40          115,955
                                                     --------        ------         ---         --------
Equity securities available for sale.............       4,061            74          --            4,135
                                                     --------        ------         ---         --------
  Total securities available for sale............    $117,219        $2,911         $40         $120,090
                                                     ========        ======         ===         ========

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                AMORTIZED      FAIR
                                                                  COST        VALUE
                                                                ---------    --------
Due in one year or less.....................................    $  3,933     $  3,964
Due after one year through five years.......................      39,120       40,029
Due after five years through ten years......................      54,266       56,034
Due after ten years.........................................      14,017       14,705
Mortgage-backed securities..................................      35,314       35,730
                                                                --------     --------
  Total.....................................................    $146,650     $150,462
                                                                ========     ========

The Company purchases exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, are used to manage fluctuations in the equity market risk granted to the policyowners of the equity advantage annuities. These derivatives involve, to varying degrees, elements of credit risk and market risk. Credit risk is the risk of loss from a private party failing to perform according to the terms of the contract. Market risk is the possibility that future changes in market prices may make the derivative less valuable, which offset guarantees granted to policyowners. The options value on the balance sheet reflects the risk of potential loss to the entity.

                                    F-II- 11

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

2. INVESTMENTS -- (CONTINUED)
The Company's outstanding positions, which expire over various terms ranging from 1 to 7 years, shown in notional or contract amounts, along with their cost and estimated fair values, are summarized as follows:

                                                                  YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                NOTIONAL                   FAIR
                                                                 AMOUNT        COST        VALUE
                                                                --------       ----        -----
Options.....................................................    $18,655       $7,096      $10,020
                                                                =======       ======      =======

                                                                   YEAR ENDED DECEMBER 31, 1997
                                                                 ---------------------------------
                                                                 NOTIONAL                    FAIR
                                                                  AMOUNT        COST        VALUE
                                                                 --------       ----        -----
Options.....................................................      $1,340       $1,544       $2,206
                                                                  ======       ======       ======

3. INCOME TAXES

The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                 YEARS ENDED
                                                                 DECEMBER 31
                                                              -----------------
                                                               1998      1997
                                                               ----      ----
Net unrealized investment gains on securities available for
  sale......................................................  $ 1,365   $ 1,080
Deferred policy acquisition costs...........................   36,031    29,271
Prepaid expenses............................................      833       804
                                                              -------   -------
Gross deferred tax liability................................   38,229    31,155
                                                              -------   -------
Future policy and contract benefits.........................   27,810    20,014
Deferred future revenues....................................    1,894     1,668
Other.......................................................      177       147
                                                              -------   -------
Gross deferred tax asset....................................   29,881    21,829
                                                              -------   -------
  Net deferred tax liability................................  $ 8,348   $ 9,326
                                                              =======   =======

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                              YEARS ENDED DECEMBER 31
                                                              ------------------------
                                                              1998      1997      1996
                                                              ----      ----      ----
Federal statutory tax rate..................................  35.0%     35.0%     35.0%
Other.......................................................  (6.7)      2.9       4.3
                                                              ----      ----      ----
  Effective tax rate........................................  28.3%     37.9%     39.3%
                                                              ====      ====      ====

The Company's federal income tax returns have been examined by the Internal Revenue Service (IRS) through 1995. The Company is currently appealing certain adjustments proposed by the IRS for tax years 1993 through 1995. Management believes adequate provisions have been made for any additional taxes which may become due with respect to the adjustments proposed by the IRS.

                                    F-II- 12

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

4. RELATED PARTY TRANSACTIONS

Affiliates provide technical, financial, legal, marketing and investment advisory support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1998, 1997 and 1996 was $11,737, $12,082 and $10,922, respectively.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's retention limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $4,104, $3,810 and $3,301 of net reinsurance premiums to affiliates for the years ended December 31, 1998, 1997 and 1996, respectively. The Company has received reinsurance recoveries from affiliates of $3,310, $2,260 and $659 for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $93 and $54 for the years ended December 31, 1997 and 1996, respectively, from this affiliate to partially defray the costs of materials and prospectuses. The Company received no recovery to defray these cost for the year ended December 31, 1998. Policies placed by this affiliate generated commission expense of $28,353, $23,232 and $20,373 for the years ended December 31, 1998, 1997 and 1996, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5. BENEFIT PLANS

The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August 1, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

The Company is included in a multiple employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the years ended December 31, 1998 and 1997 were $163 and $29, respectively. The Company had no full time employees during 1996.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1998 and 1997 were $47 and $24, respectively. The Company had no full time employees during 1996.

The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and its subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible

                                    F-II- 13

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

5. BENEFIT PLANS -- (CONTINUED)
employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the years ended December 31, 1998 and 1997 were $12 and $5, respectively. The Company had no full time employees during 1996.

Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

6. INSURANCE REGULATORY MATTERS

Net income (loss), as determined in accordance with statutory accounting practices, was $321, $2,048 and $855 for 1998, 1997 and 1996, respectively. The Company's statutory surplus was $44,589, $45,265 and $44,100 at December 31, 1998, 1997 and 1996, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601. The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1998 and 1997. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

          FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

          EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

          LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining

                                    F-II- 14

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 -- (CONTINUED)
                                 (IN THOUSANDS)

7. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED) terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

          OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

          CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

          ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

Estimated fair values are as follows:

                                                                          DECEMBER 31
                                                        ------------------------------------------------
                                                                 1998                      1997
                                                        ----------------------    ----------------------
                                                        CARRYING                  CARRYING
                                                         AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                                        --------    ----------    --------    ----------
Financial assets:
  Fixed maturity securities, available for sale.....    $150,462     $150,462     $115,955     $115,955
  Equity securities, available for sale.............       2,020        2,020        4,135        4,135
  Loans on insurance policies.......................      10,949       10,286        7,482        6,657
  Other invested assets.............................      10,020       10,020        2,206        2,206
  Cash and cash equivalents.........................      12,011       12,011       13,711       13,711
  Accrued investment income.........................       2,425        2,425        1,801        1,801
  Reinsurance recoverable -- affiliates.............         455          455          514          514
Financial liabilities:
  Accumulated contract values excluding amounts held
     under insurance contracts......................     199,585      199,585      144,109      144,109

8. SEPARATE ACCOUNTS

The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:

                                                                           DECEMBER 31
                                                                   ---------------------------
                                                                      1998             1997
                                                                   ----------       ----------
Separate Account V..........................................       $  282,653       $  197,729
Separate Account VA-2.......................................        1,426,795        1,067,619
                                                                   ----------       ----------
                                                                   $1,709,448       $1,265,348
                                                                   ==========       ==========

9. COMMITMENTS AND CONTINGENCIES

The Company has a $15,000 unsecured line of credit entered into in September, 1998. No balance was outstanding at any time during 1998.

                                    F-II- 15